                                                                   Exhibit 10(F)

                     TRANSITIONAL POWER PURCHASE AGREEMENT


                                BY AND BETWEEN


                             NEVADA POWER COMPANY


                                      AND


                                CLARK POWER LLC



DATED:  NOVEMBER 16, 2000



ASSET BUNDLE:  CLARK

                               TABLE OF CONTENTS

Section                                                                                                         Page
-------                                                                                                         ----
 1.      DEFINITIONS..............................................................................................1
 2.      TERM.....................................................................................................7
 3.      SECURITY.................................................................................................9
 4.      SUPPLY SERVICE..........................................................................................10
 5.      NOTIFICATION............................................................................................13
 6.      PRICING OF ENERGY AND ANCILLARY SERVICES................................................................15
 7.      INVOICING AND PAYMENTS..................................................................................15
 8.      REGULATORY APPROVALS....................................................................................19
 9.      COMPLIANCE..............................................................................................19
10.      INDEMNIFICATION.........................................................................................20
11.      LIMITATION OF LIABILITY.................................................................................21
12.      FORCE MAJEURE...........................................................................................22
13.      DISPUTES................................................................................................24
14.      NATURE OF OBLIGATIONS...................................................................................26
15.      SUCCESSORS AND ASSIGNS..................................................................................26
16.      REPRESENTATIONS.........................................................................................28
17.      DEFAULT AND REMEDIES....................................................................................28
18       FACILITY ADDITIONS AND MODIFICATIONS....................................................................29
19.      COORDINATION............................................................................................30
20.      EMERGENCY AND NONEMERGENCY CONDITION RESPONSE...........................................................30
21.      OUTAGE SCHEDULING.......................................................................................30
22.      REPORTS.................................................................................................32
23.      COMMUNICATIONS..........................................................................................32
24.      NOTICES.................................................................................................33
25.      MERGER..................................................................................................34
26.      HEADINGS................................................................................................34
27.      COUNTERPARTS AND INTERPRETATION.........................................................................34
28.      SEVERABILITY............................................................................................34
29.      WAIVERS.................................................................................................35
30.      AMENDMENTS..............................................................................................35
31.      TIME IS OF THE ESSENCE..................................................................................35
32.      APPROVALS...............................................................................................35
33.      PLR SERVICE.............................................................................................36
34.      CONFIDENTIALITY.........................................................................................36
35.      CHOICE OF LAW...........................................................................................38

Exhibits                                                                                                       Page
--------                                                                                                       ----
EXHIBIT A         ASSET BUNDLE CAPACITIES AND OPERATING PARAMETERS..............................................A-1
EXHIBIT B         PRICE FLOOR OF ENERGY, PRICE CEILING OF ENERGY, AND PRICE OF
                  ANCILLARY SERVICES............................................................................B-1
EXHIBIT C         SUPPLIER'S MONTHLY INVOICE....................................................................C-1
EXHIBIT D         BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS...................................................D-1
EXHIBIT E         YEAR END TRUE-UP INVOICE......................................................................E-1
EXHIBIT F         NOTICES, BILLING AND PAYMENT INSTRUCTIONS.....................................................F-1
EXHIBIT G         FORM OF AVAILABILITY NOTICE...................................................................G-1
EXHIBIT H         FORM OF GUARANTEE.............................................................................H-1
EXHIBIT I         COMPANY OBSERVED HOLIDAYS.....................................................................I-1
EXHIBIT J         ADJUSTMENTS TO TPPA AMOUNT....................................................................J-1
EXHIBIT K         ADJUSTMENTS TO MINIMUM ANNUAL TAKE............................................................K-1
EXHIBIT L         ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE......................................................L-1

                     TRANSITIONAL POWER PURCHASE AGREEMENT

This Agreement is made and entered into as of November 16, 2000 by and between Nevada Power Company, a Nevada corporation ("Buyer"), and Clark Power LLC, a Delaware limited liability company (the "Supplier"). Buyer and Supplier are referred to individually as a "Party" and collectively as the "Parties."

WITNESSETH:

WHEREAS, Buyer is selling its Clark generating station and other assets associated therewith to NRG Energy, Inc. a Delaware corporation, and Dynegy Holdings Inc., a Delaware corporation, both affiliates of Supplier (the "Asset Sale");

WHEREAS, notwithstanding the Asset Sale, Buyer expects that it has been designated as the Provider of Last Resort ("PLR") for its Nevada retail electric customers who are unable to obtain electric service from an alternative seller or who fail to select an alternative seller. The load required to serve such customers, plus the customers under those wholesale sales agreements existing at the Effective Date, is referred to herein as Buyer's Transitional Resource Requirement; and

WHEREAS, as a result of the Asset Sale, Buyer will no longer have its interest in the Clark generating station as a source of supply for its Transitional Resource Requirement; and

WHEREAS, Supplier has or is willing to secure the necessary resources to provide a portion of Buyer's Transitional Resource Requirement; and

WHEREAS, Buyer desires to purchase from Supplier and Supplier desires to sell Energy and Ancillary Services under contract to Buyer; and

NOW, THEREFORE, in consideration of the mutual covenants, representations and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

1.      DEFINITIONS

        1.1     Format.

                1.1.1 References to Articles and Sections herein are cross-references to Articles and Sections, respectively, in this Agreement, unless otherwise stated.

                1.1.2 Any parts of this Agreement which are incorporated by reference shall have the same meaning as if set forth in full text herein.

        1.2     Definitions. As used in this Agreement, the following terms
                -----------
                shall have the meanings set forth below:


                1.2.1   "Agreement" means this Agreement together with the
                         ---------
                        Exhibits attached hereto, as such may be amended from time to time.

                1.2.2   "Adjusted Replacement Cost of Energy" means the
                         -----------------------------------
                        Replacement Cost of Energy that will be due from Supplier after True-up in accordance with the provisions of Section 7.5. Example determinations of the Adjusted Replacement Cost of Energy are shown on Exhibit E.

                1.2.3   "Ancillary Services" means those capacity-related
                         ------------------
                        services as listed in Exhibit B as well as the Energy component of such services. These services are defined in Buyer's OATT.

                1.2.4   "Asset Bundle" means the Clark generating station(s) and
                         ------------
                        other assets associated therewith pursuant to the terms of the Asset Sale Agreement.

                1.2.5   "Asset Bundle Capacity" means, with respect to each unit
                         ---------------------
                        listed in Exhibit A, the net generating capacity (in megawatts ("MW")) of such unit, as modified from time to time in accordance with Section 5.2, Section 20, and
                        Section 21, and not to exceed at any time the net capacity for each unit listed in Exhibit A. Asset Bundle Capacity shall also mean, as the context requires, the Energy (in megawatt-hours ("MWh")) and the Ancillary Services which the units would be capable of producing if they operated at the capacity level described in the first sentence of this Section 1.2.5.

                1.2.6   "Asset Sale" has the meaning set forth in the Recitals.
                         ----------

                1.2.7   "Asset Sale Agreement" means the Agreement between Buyer
                         --------------------
                        and Supplier's affiliates, NRG Energy, Inc., a Delaware corporation, and Dynegy Holdings Inc., a Delaware corporation, dated as of November 16, 2000, to purchase Buyer's Asset Bundle.

                1.2.8   "Asset Sale Closing" means the transfer of Buyer's
                         ------------------
                        ownership of the Asset Bundle through the consummation of the Asset Sale pursuant to the terms of the Asset Sale Agreement.

                1.2.9   "Average Cost of Delivered Energy" means the total cost
                         --------------------------------
                        of Delivered Energy for the Contract Year after the application of the Annual True-up Mechanism from Section
                        7.5 divided by the total Delivered Energy for the Contract Year. Example determinations of Average Cost of Delivered Energy are shown on Exhibit E.

                1.2.10  "Availability Notice" means a notice delivered from time
                         -------------------
                        to time by Supplier to Buyer pursuant to Section 5.2 notifying Buyer of changes in the availability of the Asset Bundle.

                1.2.11  "Business Day" means any day other than Saturday,
                         ------------
                        Sunday, and any day that is an observed holiday by Buyer as shown on Exhibit I.

                1.2.12  "Buyer's OATT" means Buyer's then-effective Open Access
                         ------------
                        Transmission Tariff, as it may be amended, which has been accepted for filing by the FERC.

                1.2.13  "CALPX" means the California Power Exchange and any
                         -----
                        successor entity thereto.

                1.2.14  "Confidential Information" has the meaning set forth in
                         ------------------------
                        Section 34.

                1.2.15  "Contract Year" means, with respect to the first
                         -------------
                        Contract Year, the period beginning on the Effective Date and, with respect to each subsequent Contract Year, the period immediately following the end of the preceding Contract Year, and in each case ending on the earlier of the date which is twelve (12) months thereafter or the termination date of this Agreement.

                1.2.16  "Control Area Operator" means an entity or organization,
                         ---------------------
                        and its representatives, which is responsible for operating and maintaining the reliability of the electric power system(s) within the Transmission System. The Control Area Operator is also referred to as the transmission operator.

                1.2.17  "Credit Amount" shall mean an amount equal to the TPPA
                         -------------
                        Amount, plus an additional amount equal to $40/MWh multiplied by 395 megawatts, multiplied by the number of hours remaining in this Agreement until March 1, 2003.

                1.2.18  "Delivered Amount" means, with respect to any Dispatch
                         ----------------
                        Hour, the Energy delivered by Supplier to Buyer at the designated Point(s) of Delivery during such Dispatch Hour, whether or not such Energy was generated by the Asset Bundle, plus any additional amounts pursuant to
                        Section 4.1.2, Section 4.1.3 and the Ancillary Services provided by Supplier for Buyer during any Dispatch Hour pursuant to the terms of this Agreement.

                1.2.19  "Derating" means a reduction to the Asset Bundle
                         --------
                        Capacity.

                1.2.20  "Dispatch Hour" means the prescribed hour(s) when Energy
                         -------------
                        is to be delivered by Supplier to Buyer at the designated Point(s) of Delivery and the prescribed hour(s) when Ancillary Services are to be provided to the ISA by Supplier on behalf of Buyer.

                1.2.21  "EDU" means electric distribution utility, the
                         ---
                        organization with the responsibility for the distribution of energy over Buyer's distribution system to retail end-users.

                1.2.22  "Effective Date" means the date that this Agreement
                         --------------
                        becomes effective which shall be the date on which the Closing Date, as defined in the Asset Sale Agreement, actually occurs.

                1.2.23  "Emergency Condition" shall mean a public declaration by
                         -------------------
                        the ISA or Control Area Operator that the Transmission System is in danger of imminent voltage collapse or uncontrollable cascading outages.

                1.2.24  "Energy" means electricity (measured in MWh) and
                         ------
                        associated power-producing capacity to be provided by Supplier to Buyer pursuant to this Agreement. Also known as "firm energy and associated firm capacity".

                1.2.25  "Event of Default" has the meaning set forth in Section
                         ----------------
                        17 hereof.

                1.2.26  "FERC" means the Federal Energy Regulatory Commission
                         ----
                        and any successor agency thereto.

                1.2.27  "Force Majeure" has the meaning set forth in Section 12
                         -------------
                        hereof.

                1.2.28  "GAAP" means Generally Accepted Accounting Principles
                         ----
                        for the United States.

                1.2.29  "Good Utility Practice" means the applicable practices,
                         ---------------------
                        methods, and act:

                        (i) required by applicable Laws, permits and reliability criteria, whether or not the Party whose conduct at issue is a member thereof, and

                        (ii) otherwise engaged in or approved by a significant portion of the United States electric utility industry during the relevant time period, which, in the exercise of reasonable judgement in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, safety, environmental protection, economy and expediency. Good Utility Practice is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to practices, methods or acts generally accepted in the United States electric utility industry.

                1.2.30  "Governmental Authority" means any foreign, federal,
                         ----------------------
                        state, local, tribal or other governmental, regulatory or administrative agency, court, commission, department, board, or other governmental subdivision, legislature, rulemaking board, tribunal, arbitrating body, or other governmental authority.

                1.2.31  "Gross Replacement Costs of Energy" means Buyer's
                         ---------------------------------
                        Replacement Cost of Energy prior to adjustment for the amount that Buyer would have paid for the Energy if Supplier had delivered the Energy to Buyer. Example determinations of Gross Replacement Costs of Energy are shown on Exhibit D.

                1.2.32  "Guarantee" has the meaning set forth in Section 3.1.2
                         ---------
                        hereof.

                1.2.33  "Guarantor" has the meaning set forth in Section 3.1.2
                         ---------
                        hereof.

                1.2.34  "Invoiced Replacement Costs" means the Replacement Costs
                         --------------------------
                        which have been billed to Supplier or subtracted from payments to Supplier in accordance with the provisions of Section 4.2 and Section 7.4.

                1.2.35  "ISA" means the Mountain West Independent System
                         ---
                        Administrator, or the regional transmission organization authorized with the responsibility for the scheduling and administration of Energy and Ancillary Services over, through and within the Transmission System in coordination with other interconnected entities to provide transmission services. The ISA is also referred to herein as transmission administrator.

                1.2.36  "ISA's OATT" means the ISA's then-effective Open Access
                         ----------
                        Transmission Tariff, as it may be amended, which has been accepted for filing by the FERC.

                1.2.37  "Law" means any law, treaty, code, rule, regulation,
                         ---
                        order, determination, permit, certificate, authorization, or approval of an arbitrator, court or other Governmental Authority which is binding on a Party or any of its property.

                1.2.38  "Limit on Excused Energy" means the amount of energy
                         -----------------------
                        that can be excused under the provisions of Section 12.4 as shown on Exhibit A.

                1.2.39  "Market Price of Energy" has the meaning set forth in
                         ----------------------
                        Section 6.2.1.

                1.2.40  "Minimum Annual Energy Take" has the meaning set forth
                         --------------------------
                        in Section 4.1.2.

                1.2.41  "Minimum Investment Grade Rating" of a Person means that
                         -------------------------------
                        such Person has a minimum credit rating on its senior unsecured debt securities of at least two of the following ratings: (i) BBB as determined by Standard & Poor's Corporation, (ii) Baa2 as determined by Moody's Investors Service, Inc., or (iii) a comparable rating by another nationally recognized rating service reasonably acceptable to Buyer.

                1.2.42  "Minimum Tangible Net Worth" means the total book value
                         --------------------------
                        of shareholder's equity less the balance of goodwill, as reported on the latest quarterly balance sheet prepared in accordance with Generally Accepted Accounting Principles (GAAP).

                1.2.43  "NERC" means the North American Electric Reliability
                         ----
                        Council and any successor entity thereto.

                1.2.44  "Nonemergency Condition" shall mean the determination,
                         ----------------------
                        direction or order by the ISA, or Control Area Operator to Supplier and/or Buyer to change the Supply Amount which is not a result of or due to an Emergency Condition. A Nonemergency Condition includes an insufficiency of Ancillary Services to securely operate the Transmission System.

                1.2.45  "Operating Representatives" means the persons designated
                         -------------------------
                        to transmit and receive routine operating and emergency communications required under this Agreement.

                1.2.46  "Party" has the meaning set forth in the preamble of
                         -----
                        this Agreement.

                1.2.47  "Permitted Deratings" means those reductions to the
                         -------------------
                        Asset Bundle Capacity of which Supplier may notify Buyer from time to time in an Availability Notice pursuant to
                        Section 5.2.

                1.2.48  "Person" means any natural person, partnership, limited
                         ------
                        liability company, joint venture, corporation, trust, unincorporated organization, or governmental entity or any department or agency thereof.

                1.2.49  "Point of Delivery" means the point (s) which has (have)
                         -----------------
                        been specified as the Interconnection Point(s) in the Interconnection Agreement between Buyer and Supplier, dated November 16, 2000, as it may be amended from time to time, as well as any alternative locations agreed upon pursuant to Section 4.1.6.

                1.2.50  "Price Ceiling of Energy" means the ceiling price of
                         -----------------------
                        Energy as stated in Exhibit B.

                1.2.51  "Price Floor of Energy" means the floor price of Energy
                         ---------------------
                        as stated in Exhibit B.

                1.2.52  "Provider of Last Resort (PLR)" has the meaning set
                         -----------------------------
                        forth in the Recitals.

                1.2.53  "PUCN" means the Public Utilities Commission of Nevada
                         ----
                        and any successor entity thereto.

                1.2.54  "Replacement Costs" means with respect to a period of
                         -----------------
                        time, the difference between (a) the actual costs, including without limitation related penalties and transmission costs, incurred by Buyer to replace any shortfall between (1) the Supply Amount and (2) the Delivered Amounts of Energy, (or in the case of Ancillary Services the Supplier's schedule of Ancillary Services) during such period and (b) the payments the Supplier would have been entitled to in respect of such shortfall in delivery; provided that Replacement Costs shall also be subject to the annual true-up mechanism set forth in Section 7.5.

                1.2.55  "Supply Amount" means, with respect to each Dispatch
                         -------------
                        Hour, the amount of Energy and Ancillary Services, not to exceed the Asset Bundle Capacity for such Dispatch Hour, requested by Buyer to be delivered by Supplier during any Dispatch Hour. The Supply Amount for any Dispatch Hour shall be determined pursuant to Section 5.1.

                1.2.56  "Total Amount of Energy Replaced" means the summation of
                         -------------------------------
                        Replacement Energy as shown on Exhibit E.

                1.2.57  "TPPA Amount" means $158,000,000 as such amount may be
                         -----------
                        adjusted pursuant to Section 2.3.

                1.2.58  "Transitional Resource Requirement" or "TRR" means the
                         ---------------------------------
                        Energy and loss compensation necessary for Buyer to meet its obligations as a Provider of Last Resort (PLR) for Nevada and under those wholesale sales agreements existing at the Effective Date.

                1.2.59  "Transmission System" means the transmission facilities
                         -------------------
                        constituting Buyer's control area, as of the date this Agreement is executed, plus any modification, upgrade or expansion of, or additions to, such facilities.

                1.2.60  "WSCC" means the Western Systems Coordinating Council
                         ----
                        and any successor entity thereto.

2.      TERM

        2.1     Term. Unless terminated earlier pursuant to the terms of this
                ----
                Agreement, the term of this Agreement shall commence on the Effective Date and continue until the earlier of the effective date of an order by a Governmental Authority terminating Buyer's PLR responsibility, or March 1, 2003. Supplier shall provide service under this Agreement commencing on the first hour on the day after the Effective Date.

        2.2     Termination.
                -----------

                2.2.1 Except pursuant to Sections 2.2.2 or 17.4, this Agreement may not be terminated without the explicit prior written approval of Buyer.

                2.2.2 If, prior to the Asset Sale Closing, the FERC or any other

                        Governmental Authority places conditions on or requires revisions of this Agreement which have a material adverse effect on Supplier or Buyer, the Parties agree to negotiate in good faith those amendments to the Agreement reasonably needed to preserve the bargain between the Parties. If the Parties fail to negotiate mutually acceptable amendments to this Agreement within sixty (60) days of such action by the FERC or other Governmental Authority, either Party may terminate the Agreement after first notifying the other Party in writing at least ten (10) Business Days prior to the termination date; provided that neither Party may exercise a right of termination pursuant to this Section
                        2.2.2 after the Asset Sale Closing.

                2.2.3 This Agreement may be terminated with the mutual agreement of the Parties.

                2.2.4   Any termination of this Agreement pursuant to this
                        Section 2 shall not take effect until FERC either authorizes the termination or accepts a written notice of termination.

        2.3     Effect of Termination.
                ---------------------

                2.3.1   Adjustment of TPPA Amount. If the Effective Date of this
                        -------------------------
                        Agreement is before June 1, 2001, the TPPA Amount shall be adjusted to equal (1) the TPPA Amount multiplied by
                        (2) 100% plus the sum of the monthly adjustments from Exhibit J for each month or portion thereof between the Effective Date and June 1, 2001. An example calculation is shown on Exhibit J.

                        If the Effective Date of this Agreement is after June 1, 2001, the TPPA Amount shall be adjusted to equal (1) the TPPA Amount multiplied by (2) 100% minus the sum of the monthly adjustments from Exhibit J for each month or portion thereof between June 1, 2001 and the Effective Date. An example calculation is shown on Exhibit J.

                        If this Agreement is terminated before March 1, 2003, Supplier shall pay to Buyer an amount, in accordance with the provisions of Section 7, equal to the TPPA Amount which existed before any adjustment in accordance with the first or second paragraph of this Section 2.3.1, multiplied by the sum of the monthly adjustments for each month or portion thereof between the date on which this Agreement is terminated and March 1, 2003. An example calculation is shown on Exhibit J.

                2.3.2 Any default or termination of this Agreement shall not release either Party from any applicable provisions of this Agreement with respect to:

                        2.3.2.1 The payment of liquidated damages pursuant to
                            Sections 4.2, 12, 17, 18, or 21.

                        2.3.2.2 Indemnity obligations contained in Section 10,
                            to the extent
                             of the statute of limitations period applicable to any third party claim.

                        2.3.2.3 Limitation of liability provisions contained in
                             Section 11.

                        2.3.2.4 Payment of any unpaid amounts in respect of
                             obligations arising prior to or resulting from termination.

                        2.3.2.5 For a period of one (1) year after the
                             termination date, the right to raise a payment dispute and the resolution thereof pursuant to
                             Section 13.

                        2.3.2.6 The resolution of any dispute submitted pursuant
                             to Section 13 prior to, or resulting from, termination.

3.      SECURITY

        3.1     Supplier Certification; Guarantee. As a condition of Buyer's
                ---------------------------------
                execution of, and continuing compliance with, this Agreement, Supplier shall at Supplier's option comply with the provisions of either Section 3.1.1 or Section 3.1.2.

                3.1.1   Supplier Certification. Supplier shall (a) provide a
                        ----------------------
                        certificate from a duly authorized corporate officer of Supplier certifying that, as of the Effective Date, Supplier has a credit rating equal to or higher than the Minimum Investment Grade Rating; or (b) post a letter of credit in a form reasonably acceptable to Buyer in the amount of the Credit Amount from a financial institution with each of: (i) a credit rating of A2 or better from Moody's Investors Service, Inc., (ii) a credit rating of A or better from Standard & Poor's Corporation, and
                        (iii) a Minimum Tangible Net Worth ("MTNW") of one (1) billion dollars.

                3.1.2   Guarantee. In the alternative to the provisions of
                        ---------
                        Section 3.1.1, the Supplier may provide a corporate guarantee, in form and substance as set forth in Exhibit H, made by an entity (the "Guarantor") that:

                        3.1.2.1 has a credit rating equal to or higher than the
                             Minimum Investment Grade Rating, together with a certificate from a duly authorized corporate officer of such Guarantor certifying that, as of the Effective Date, such Guarantor has a credit rating equal to or higher than the Minimum Investment Grade Rating; or

                        3.1.2.2 has a MTNW of no less than one (1) billion
                             dollars, together with a certificate from a duly authorized corporate officer of such Guarantor certifying that, as of the Effective Date, such Guarantor has a MTNW of no less than one (1) billion dollars; or

                        3.1.2.3 posts a letter of credit in a form reasonably
                             acceptable to Buyer in the amount of the Credit Amount from a financial institution with each of: (i) a credit rating of A2 or better from Moody's Investors Service, Inc.,
                             (ii) a credit rating of A or better from Standard & Poor's Corporation, and (iii) a Minimum Tangible Net Worth ("MTNW") of one (1) billion dollars.

        3.2     Compliance.
                ----------

                3.2.1   Reporting. If at any time during the term of this
                        ---------
                        Agreement, Standard & Poor's Corporation, Moody's Investors Service, Inc. or another nationally recognized firm downgrades the credit rating of Supplier, the Guarantor, or the financial institution that issued the letter of credit, as applicable, then Supplier shall provide Buyer with written notice of such change of circumstance within two (2) Business Days of any such change. In the event such a downgrade also constitutes an Event of Default pursuant to Section 17, the requirements of this Section 3.2.1 are in addition to, and not in lieu of, the requirements of Section 17.

4.      SUPPLY SERVICE

        4.1     Obligations of the Parties.
                --------------------------

                4.1.1   Supply Amount. Supplier shall be required to provide the
                        -------------
                        Supply Amount in any Dispatch Hour. As provided in
                        Section 5.1, Buyer shall makereasonable efforts to ensure that the Supply Amount is no greater than necessary to satisfy Buyer's TRR.

                        4.1.1.1 With the Buyer's prior consent, not to be
                             unreasonably withheld or delayed, Supplier shall be entitled to generate or otherwise procure the Supply Amount from sources other than the Asset Bundle.

                        4.1.1.2 Supplier shall deliver the Supply Amount to
                             Buyer during the Dispatch Hour on a continuous basis at the Point(s) of Delivery and shall schedule the Supply Amount in accordance with the Buyer's OATT or the ISA's OATT, as applicable.

                        4.1.1.3 The Buyer at its sole discretion shall designate
                             the allocation of the Supply Amount between Energy and Ancillary Services in accordance with the notification provisions of Section 5.

                                4.1.1.3.1 The Parties recognize that operation
                                          of the Asset Bundle is subject to, and
                                          thus the Supply Amount at times may be
                                          limited by, the operational parameters
                                          of the Asset Bundle. The Parties
                                          further recognize that the
                                          consolidation of two or more
                                          generating units into an Asset Bundle
                                          precludes contractual provisions
                                          addressing such operational
                                        parameters in a matter normally applied
                                        to Energy purchases from specified
                                        generating units. Consequently, Supplier will have the right to raise concerns regarding the effect of such operational parameters upon Buyer's scheduling requests, and Buyer will make good faith efforts to alleviate Supplier's concerns.

                4.1.2   Minimum Annual Energy Take. The Buyer shall accept a
                        --------------------------
                        minimum annual energy take during each Contract Year. The Minimum Annual Energy Take shall be set forth on Exhibit A.

                        4.1.2.1 Buyer's Obligation to Take. If Buyer is
                                --------------------------
                           unwilling to accept the Minimum Annual Energy Take for any Contract Year, as may be adjusted pursuant to
                           Section 4.1.2.2, the difference (in MWh) between the Supply Amount of Energy (including consideration for Energy that would have been taken but was unavailable due to Permitted Deratings or Force Majeure, as well as the Total Amount of Energy Replaced) and the Minimum Annual Energy Take shall be billed at the Price Ceiling of Energy less the Price Floor of Energy. An example of the monthly determination of the amount of Energy to be credited against the Minimum Annual Energy Take is shown on Exhibit L.

                        4.1.2.2 Adjustments to Minimum Annual Energy Take. Buyer
                                -----------------------------------------
                           shall have the right to reduce the Minimum Annual
                           Energy Take if the number of customers taking electric service from Buyer falls below the number of customers on December 31, 2000. Adjustments will be applicable, on a pro rata basis, on the first (1/st/) day of the month immediately following Supplier's receipt of Buyer's notice of adjustment. Buyer shall provide supporting data in reasonable detail to support its calculations. An example of the calculation of a revised Minimum Annual Energy Take is shown on Exhibit K.

                4.1.3   Supplier Rights to Output. Supplier may sell to others
                        -------------------------
                        any portion of the Asset Bundle Capacity in excess of the Supply Amount.


                4.1.4   Point(s) of Delivery. Supplier shall deliver, and Buyer
                        --------------------
                        shall take delivery of, the Supply Amount of Energy at the Point(s) of Delivery. Subject to Section 4.1.6.2, Supplier shall be responsible for all costs associated with delivery of the Supply Amount of Energy to the Point(s) of Delivery.

                4.1.5   Alternative Points of Delivery. For any Dispatch Hour,
                        ------------------------------
                        either Party may designate one or more alternative Points of Delivery, subject to the other Party's prior approval and consistent with the Buyer's OATT or the ISA's OATT, as applicable, such approval not to be unreasonably withheld or delayed.

                        4.1.5.1 If Supplier has designated an alternative Point
                             of Delivery, Supplier shall be responsible for all costs of delivery to such alternative Point of Delivery.

                        4.1.5.2 If Buyer has designated an alternative Point of
                             Delivery, Buyer shall be responsible for all costs of delivery to such alternative Point of Delivery.

                4.1.6   Fuel. Buyer shall have no responsibility for any fuel
                        ----
                        procurement or fuel transportation costs or activities associated with the Asset Bundle during the term of this Agreement.

                4.1.7   Resale. Except as provided in the next sentence, the
                        ------
                        Supply Amount may be resold by Buyer only as necessary to satisfy Buyer's TRR. If, after submitting the request of the Supply Amount pursuant to Section 5.1, the Buyer determines that the scheduled Supply Amount, together with purchases scheduled under Buyer's other Transitional Power Purchase Agreements, exceeds Buyer's most current projected TRR, then the Buyer also shall resell at wholesale that amount of Energy in excess of Buyer's actual TRR as necessary to balance its load and resources.

                4.1.8   Right to Review. Buyer and Supplier each shall have the
                        ---------------
                        right to review during normal business hours the relevant books and records of the other Party to confirm the accuracy of such as it pertains to transactions under this Agreement. The review shall be consistent with standard business practices and shall follow reasonable notice to the other Party. Reasonable notice for a review of the previous month's records shall be at least a twenty-four (24) hour period from a Business Day to a subsequent Business Day. If a review is requested of other than the previous month's records, then notice of that request shall be provided with a minimum of seven (7) calendar days written notice by the requesting Party. The notice shall specify the period to be covered by the review. The Party providing records can make reasonable requests that the receiving Party keep the records confidential, and the receiving Party shall take reasonable steps to accommodate such requests.

        4.2     Liquidated Damages.
                ------------------

                4.2.1 If the Delivered Amount of Energy is less than the Supply Amount of Energy in any Dispatch Hour during a month, and Replacement Costs computed in respect of such month are greater than zero, then Supplier shall reimburse Buyer for such Replacement Costs. If Supplier's schedule of Ancillary Services is less than the Supply Amount of

                        Ancillary Services in any Dispatch Hour during a month, Supplier shall reimburse Buyer for such Replacement Costs for the difference between Supplier's schedule and the Supply Amount of Ancillary Services. An example of the methodology used to calculate Replacement Costs is provided in Exhibit D.

                4.2.2 Supplier also shall be responsible for any costs incurred by Buyer associated with a violation of reliability criteria (including but not limited to imbalance costs or penalties) due to a deviation between the Supply Amount and Delivered Amount.

                4.2.3 The Parties recognize and agree that the payment of such amounts by Supplier pursuant to this Section 4.2 is an appropriate remedy in the event of such a failure and that any such payment does not constitute a forfeiture or penalty of any kind, but rather constitutes actual costs to Buyer under the terms of this Agreement.

        4.3     Supplier Operating Representative. Supplier shall provide and
                ---------------------------------
                maintain a twenty-four (24) hour seven (7) day per week communication link with Buyer's control center and with Buyer's schedulers. Supplier's Operating Representatives shall be available to address and make decisions on all operational matters under this Agreement on a twenty-four (24) hour seven
                (7) day per week basis.

5.      NOTIFICATION

        5.1     Scheduling Notification. Buyer shall provide Supplier with a
                -----------------------
                request of the Supply Amount no later than twenty-four (24) hours before day-ahead bids must be submitted to the CALPX. Buyer shall make reasonable efforts to ensure that the request of the Supply Amount is no greater than that amount then projected to be necessary to satisfy Buyer's TRR. In addition, for each Supply Amount request, the change in the Supply Amount from one (1) hour to the next hour shall be no greater than the ramping capability of the units within the Asset Bundle as shown in Exhibit A.

        5.2     Availability Notification.
                -------------------------

                5.2.1 No later than 5:00 a.m. (Pacific Time) of each day, Supplier shall deliver to Buyer an Availability Notice in the form set forth in Exhibit G.

                5.2.2   Availability Notices shall provide, for the ninety-six
                        (96) hour period starting at 6:00 a.m. (Pacific Time) that day, Supplier's hourly projection of the unavailability or derating ("Derating") of the Asset Bundle compared to the Asset Bundle Capacity figures stated for each unit in Exhibit A. Each Availability Notice also shall contain, as applicable:

                        (a)  the units which are subject to a Derating;
                        (b)  the magnitude of the Derating;
                        (c) the hours during which the Derating is expected to apply;
                        (d)  the cause of the Derating;
                        (e)  the extent, if any, to which the Derating is
                             attributable to a Permitted Derating;
                        (f)  the projected Asset Bundle Capacity for each
                             unit during the period covered by the
                             Availability Notice, pursuant to Section 5.2.4 below; and
                        (g) remaining freeboard of each of the Asset Bundle water treatment storage ponds and the forecast inlet flow rate to the brine concentrator treatment plant.

                5.2.3 If and to the extent a Derating is the result of one or more of the following causes, it shall be a Permitted
                        Derating:

                        (a)  approved planned outages pursuant to Section 21;
                        (b)  response to an Emergency Condition as described in
                             Section 20;
                        (c) subject to the limitations expressed in Section 12.5, a Force Majeure event;
                        (d) a Control Installation Outage pursuant to Section 21.3; or
                        (e) lack of water treatment pond storage capacity at the Asset Bundle; provided that such lack of water treatment pond storage capacity is not due to Supplier's sales to parties other than Buyer; provided further that (i) Buyer shall have the option to augment the Asset Bundle's brine concentrator treatment plant capacity at Buyer's cost and (ii) notwithstanding subsection 5.2.3(e)(i), Supplier shall pay for the costs of augmenting such brine concentrator treatment plant capacity to the extent that the lack of water treatment pond storage capacity at the Asset Bundle is caused by Supplier's sales to parties other than Buyer.

                5.2.4 In respect of any Dispatch Hour, the Asset Bundle Capacity of each unit shall be the Asset Bundle Capacity figure stated in Exhibit A minus any Permitted Derating applicable during such hour.

                5.2.5 Neither the Asset Bundle Capacity nor the Supply Amount shall be reduced by Deratings which are not Permitted Deratings. Supplier shall be responsible for all Replacement Costs, pursuant to Section 4.2.1, caused by Deratings that are not Permitted Deratings.

6.      PRICING OF ENERGY AND ANCILLARY SERVICES

        6.1     Overview. The price of Energy paid by Buyer to Supplier shall be
                --------
                based upon a designated hourly market price, subject to monthly floor, monthly ceiling, and annual true-up provisions. The Price Floor of Energy will ensure that Supplier will receive an average price for Energy for each month which is not less than the price stated in Exhibit B. The Price Ceiling of Energy provision provides that the average price of Energy paid to Supplier each month and for each year shall not exceed the price stated in Exhibit B.

        6.2     Price of Energy.
                ---------------

                6.2.1   Market Price of Energy. In respect of any Dispatch Hour,
                        ----------------------
                        the designated Market Price of Energy shall be the South of Path 15 ("SP 15") hourly market-clearing price in the day-ahead market from the CALPX as published at the following Web Site (or its successor web site) http://www.calpx.com/prices/index_prices_dayahead_
                        --------------------------------------------------
                        trading.html. Should this hourly market in the day-ahead
                        ------------
                        market not exist for the entire term, the Parties shall agree upon a similar market price index.

                6.2.2   Price Floor of Energy. The Price Floor of Energy is
                        ---------------------
                        stated in Exhibit B and shall not change during the term of this Agreement.

                6.2.3   Price Ceiling of Energy. The Price Ceiling of Energy is
                        -----------------------
                        stated in Exhibit B and shall not change during the term of this Agreement.

        6.3     Pricing of Ancillary Services. The price of the capacity
                -----------------------------
                component of Ancillary Services is stated in Exhibit B. The price of Ancillary Services shall not change during the term of the Agreement. Supplier shall make available to Buyer and Buyer shall offer to pass through the Energy portion of Ancillary Services with respect to the Supply Amount to the ISA, or Control Area Operator, at the Price Ceiling of Energy (plus expected direct transaction costs). The net proceeds shall be credited to the Supplier pursuant to Section 7.

        6.4     Price Revisions. The Parties waive any and all rights to seek to
                ---------------
                revise the provisions of this Agreement, including the prices stated, pursuant to Sections 205 and/or 206 of the Federal Power Act.

7.      INVOICING AND PAYMENTS

        7.1     Invoicing and Payment. On or before the tenth (10/th/) day of
                ---------------------
                each month, Supplier shall send to Buyer an invoice setting forth the Supply Amount, Delivered Amount, the Market Price of Energy pursuant to Section 6.2.1 for each Dispatch Hour in the previous month, any amount due in accordance with Section 7.13 and the total due from Buyer. The invoice shall be calculated based upon data available to Supplier and shall be in accordance with this Section 7 and Exhibit C. Buyer shall promptly notify Supplier if Buyer in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute.

        7.2     Monthly Invoice Calculation. On each monthly invoice, Supplier
                ---------------------------
                shall calculate the following amounts:

                7.2.1 The Delivered Amount in respect of each Dispatch Hour multiplied by the corresponding Market Price of Energy pursuant to Section 6.2.1, summed over the billing period;

                7.2.2 Sum of the Delivered Amounts in respect of all Dispatch Hours of the billing period multiplied by the Price Ceiling of Energy;

                7.2.3 Sum of the Delivered Amounts in respect of all Dispatch Hours of the billing period multiplied by the Price Floor of Energy;

                7.2.4 For each Dispatch Hour of the billing period, the shortfall, if any, between the Supply Amount and the Delivered Amount (and in the case of Ancillary Services the shortfall between the Supply Amount of Ancillary Services and Supplier's schedule of Ancillary Services);

                7.2.5 The Supply Amount of Ancillary Service for each dispatch hour multiplied by the price of Ancillary Services as stated in Exhibit B; and

                7.2.6 The Delivered Amount of Energy related to Ancillary Services for each dispatch hour multiplied by the Price Ceiling of Energy as stated in Exhibit B.

                7.2.7 If applicable, any amount to be calculated in accordance with Section 7.13.

        7.3     Supplier's Invoice. Supplier will invoice the lesser of the
                ------------------
                amounts calculated in Sections 7.2.1 and 7.2.2, provided that if the amount calculated in Section 7.2.1 is less than the amount calculated in Section 7.2.3, Supplier shall invoice Buyer the amount calculated in Section 7.2.3. Supplier shall also include in its invoice the amounts calculated in Sections 7.2.5, 7.2.6 and 7.2.7. If the Delivered Amount exceeds the Supply Amount, Buyer shall not be obligated to pay for the excess amount. Buyer shall pay Supplier for the amounts invoiced pursuant to Section
                7.2.6 upon Buyer's receipt of payment from ISA or Control Area Operator. Examples of this monthly invoice calculation (and annual true-up process) are contained in Exhibit C.

        7.4     Buyer's Invoice. In the event any shortfall occurs pursuant to
                ---------------
                Section 7.2.4 or payment is due to Buyer pursuant to Section 7.13, Buyer shall within ten (10) Business Days of receipt of Supplier's invoice deliver to Supplier a Buyer's invoice detailing any Replacement Costs or other payment due. Buyer shall provide supporting data in reasonable detail to support its calculations of Replacement Costs. Supplier shall promptly notify Buyer if Supplier in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute. If the Buyer's invoice results in an amount due from Supplier to

                Buyer, Buyer may offset such amount from its payment of Supplier's corresponding invoice.

                Buyer shall have the right to adjust the invoices issued in accordance with this Section 7.4 if Buyer incurs Replacement Costs that were not known when earlier invoices were issued. Adjusted invoices shall be issued within thirty (30) days of the date on which the additional Replacement Costs become known. Buyer shall provide supporting data in reasonable detail to support its calculations of Replacement Costs. Supplier shall promptly notify Buyer if Supplier in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute. If the Buyer's adjusted invoice results in an amount due from Supplier to Buyer, Buyer may offset such amount from its payment of Supplier's corresponding invoice.

        7.5     Annual True-Up Mechanism for Energy.
                -----------------------------------

                7.5.1 The annual true-up mechanism will provide adjustments among the Parties with respect to each Contract Year in the following scenarios:

                        (a) If (i) the Price Ceiling of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year is less than or equal to
                                (ii) the Market Price of Energy for each hour pursuant to Section 6.2.1 multiplied by the Delivered Amount of Energy for each hour during the Contract Year, Supplier shall subtract (x) the amount invoiced by Supplier for Energy pursuant to Section 7.3 summed of over the Contract Year from (y) the Price Ceiling of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year. If the difference calculated in accordance with the preceding sentence is greater than or equal to zero, Buyer shall pay the difference to Supplier. If the difference is less than zero, Supplier shall refund the difference to Buyer.

                        (b) If (i) the Price Ceiling of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year is greater than or equal to (ii) the Market Price of Energy for each hour pursuant to Section 6.2.1 multiplied by the Delivered Amount of Energy for each hour during the Contract Year, Supplier shall subtract (x) the amount invoiced by Supplier for Energy pursuant to Section 7.3 summed of over the Contract Year from (y) the Market Price of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year. If the difference calculated in accordance with the preceding sentence is greater than or equal to zero, Buyer shall pay the difference to Supplier. If the difference is less than zero, Supplier shall refund the difference to Buyer.

                        (c) If Buyer incurred Replacement Costs for energy during the Contract year, Supplier shall multiply the Total Amount of Energy Replaced during the Contract Year by the Average Cost of Delivered Energy after true-up as determined in accordance with Section 7.5.1 (a) or 7.5.1 (b). If the amount so obtained is greater than the sum of the monthly Gross Replacement Costs of Energy from Buyer's Invoices for the Contract Year, the Adjusted Replacement Cost of Energy for the Contract Year shall be zero. If the amount so obtained is less than the sum of the monthly Gross Replacement Costs of Energy from Buyer's Invoices for the Contract Year, the Adjusted Replacement Cost of Energy for the Contract Year shall be the sum of the monthly Gross Replacement Costs of Energy less the amount obtained in accordance with the first sentence of this Section 7.5.1(c).

                                If the Adjusted Replacement Cost of Energy is greater than the sum of the monthly Invoiced Replacement Costs of Energy from Buyer's Invoices for the Contract Year, Supplier shall pay the difference to Buyer. If the sum of the monthly Invoiced Replacement costs of Energy is greater than the Adjusted Replacement Cost of Energy, Buyer shall pay the difference to Seller.

                7.5.2 True-up adjustments will be calculated by Supplier within twenty (20) days after each Contract Year. Examples of the true-up calculations and invoice form are set forth in Exhibit E. Interest shall be calculated pursuant to 18 CFR Section 35.19a and shall be included in the true-up invoice. Invoices for true-up adjustments shall be submitted by Supplier within thirty (30) days after the end of the Contract Year. Payments for such invoices shall be due from Buyer thirty (30) days from receipt of the true-up invoice.

        7.6     Invoice Disagreements. Should there be a good faith dispute over
                ---------------------
                any invoice, the Parties shall promptly seek resolution pursuant to Section 13. Pending resolution of the invoice dispute, payment shall be made or offsets or credits taken, as applicable, based upon the undisputed portion of the invoice.

        7.7     Adjustments. Upon resolution of the dispute, the prevailing
                -----------
                Party shall be entitled to receive the disputed amount, as finally determined to be payable along with interest (calculated pursuant to 18 C.F.R. (S) 35.19a through the date of payment. No invoice (or payment covered thereby) shall be subject to adjustment unless notice or request for adjustment is given within one (1) year of the date payment thereunder was due.

        7.8     Method of Payment. Subject to Sections 7.3, 7.6 and 7.7, Buyer
                -----------------
                shall remit all amounts due by wire or electronic fund transfer, pursuant to Supplier's invoice instructions, no later than thirty (30) days after receipt of the invoice.

        7.9     Overdue Payments. Overdue payments shall bear interest from and
                ----------------
                including, the due date to the date of payment on the unpaid portion calculated pursuant to 18 C.F.R.(S) 35.19a.

        7.10    Buyer Right to Offset. Buyer shall have the right to offset any
                ---------------------
                amounts Supplier owes to Buyer, including Replacement Costs (except for such amounts disputed in good faith by Supplier), against the amounts owed by Buyer to Supplier.

        7.11    Taxes. Each Party shall pay ad valorem and other taxes
                -----
                attributed to its facilities and services provided. Supplier shall not include any taxes of any kind in its invoices to Buyer. The prices of Energy and Ancillary Services shall not change during the term of this Agreement as a result of any changes in local, state or federal taxes, fees or levies.

        7.12    Late Invoices. If either Party submits an invoice outside of the
                -------------
                time deadlines set forth herein, that Party shall not forfeit its rights to collect the amounts due thereunder, provided that such invoice is no more than six (6) months late, and provided that changes to invoices remain subject to the deadline in
                Section 7.7.

        7.13    Termination Prior to March 1, 2003. Notwithstanding any other
                ----------------------------------
                provision herein, in the event that this Agreement is terminated before March 1, 2003 and as a result of such termination Buyer is entitled to a payment in accordance with Section 2.3.1, Supplier shall include an amount calculated in accordance with
                Section 2.3.1 and Exhibit J, to be paid by Supplier to Buyer in the next monthly invoice submitted to Buyer following such termination.

8.      REGULATORY APPROVALS

        8.1 This Agreement will be filed with the FERC and any other appropriate regulatory agencies by the appropriate Party as may be required.

9.      COMPLIANCE

        9.1 Each Party shall comply with all relevant Laws and shall, at its sole expense, maintain in full force and effect all relevant permits, authorizations, licenses, and other authorizations material to the maintenance of facilities and the performance of obligations under this Agreement.

        9.2 Each Party and its representatives shall comply with all relevant requirements of any authorized Control Area Operator, ISA, and/or EDU to ensure the safety of its employees and the public, and to ensure electric system reliability and integrity, material to the performance of this Agreement.

        9.3 Buyer and Supplier shall perform or cause to be performed, their obligations under this Agreement in all material respects in accordance with Good Utility

                Practices. Supplier covenants and agrees that as of the Effective Date it or its permitted assignee shall (a) have the right to control the operation of the Asset Bundle and (b) be willing and able to perform its obligations under this Agreement.

10.     INDEMNIFICATION

        10.1 To the fullest extent permitted by law, a Party to this Agreement ("the Indemnifying Party") shall indemnify, defend and hold harmless the other Party, its parent, affiliates, and successors and agents (each an "Indemnified Party") from and against any and all claims, demands, suits, obligations, payments, liabilities, costs, judgments, damages, losses or expenses asserted by third parties against an Indemnified Party and arising out of, relating to, or resulting from the Indemnifying Party's breach of, or the negligent performance of its obligations under this Agreement.

                10.1.1 Such indemnity shall also extend to actual courts costs, attorneys' fees, expenses and other liabilities incurred in the defense of any claim, action or proceeding, including negotiation, settlement, defense and appeals, to which this indemnification obligation applies. In furtherance of the foregoing indemnification and not by way of limitation thereof, the Indemnifying Party hereby waives any defense it otherwise might have against the Indemnified Party under applicable workers' compensation laws.

                10.1.2 In claims against any Indemnified Party by an agent of the Indemnifying Party, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this
                        Section 10 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Indemnifying Party or a subcontractor under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

                10.1.3 Such indemnity shall also extend to all costs and expenses incurred by the Indemnified Party in any action or proceeding to enforce the provisions of this Agreement, but only if and to the extent the Indemnified Party prevails in such action or proceeding.

        10.2    No Negation of Existing Indemnities; Survival. Each Party's
                ---------------------------------------------
                indemnity obligations hereunder shall not be construed to negate, abridge or reduce other rights or obligations or indemnity which would otherwise exist at law or equity. The obligations contained herein shall survive any termination, cancellation, or suspension of this Agreement to the extent that any third party claim is commenced during the applicable statute of limitations period.

        10.3    Indemnification Procedures.
                --------------------------

                10.3.1 Any Party seeking indemnification under this Agreement shall give the other Party notice of such claim promptly but in any event on or before thirty (30) days after the Party's actual knowledge of such claim or action. Such notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the claim that has been, or may be sustained by, said Party. To the extent that the other Party will have been actually and materially prejudiced as a result of the failure to provide such notice, such notice will be a condition precedent to any liability of the other Party under the provisions for indemnification contained in this Agreement.

                10.3.2 In any action or proceeding brought against an Indemnified Party by reason of any claim indemnifiable hereunder, the Indemnifying Party may, at its sole option, elect to assume the defense at the Indemnifying Party's expense, and shall have the right to control the defense thereof and to determine the settlement or compromise of any such action or proceeding. Notwithstanding the foregoing, an Indemnified Party shall in all cases be entitled to control its defense in any action if it:

                        (i) may result in injunctions or other equitable remedies in respect of the Indemnified Party which would affect its business or operations in any materially adverse manner;

                        (ii) may result in material liabilities which may not be fully indemnified hereunder; or

                        (iii) may have a significant adverse impact on the business or the financial condition of the Indemnified Party (including a material adverse effect on the tax liabilities, earnings or ongoing business relationships of the Indemnified Party) even if the Indemnifying Party pays all indemnification amounts in full.

                10.3.3 Subject to Section 10.3.2, neither Party may settle or compromise any claim for which indemnification is sought under this Agreement without the prior consent of the other Party; provided, however, said consent shall not be unreasonably withheld or delayed.

11.     LIMITATION OF LIABILITY

        11.1    Responsibility for Damages: Except as otherwise provided herein
                --------------------------
                or to the extent of the other Party's negligence or willful misconduct, each Party shall be responsible for all physical damage to or destruction of the property, equipment and/or facilities owned by it and its affiliates and any physical injury or death to natural Persons resulting therefrom, regardless of who brings the claim and regardless of who caused the damage, and shall not seek recovery or reimbursement from the other Party for such damage; provided, that in any such case the Parties will exercise Due Diligence to remove the cause of any disability at the earliest practicable time.

        11.2    No Consequential Damages: To the fullest extent permitted by law
                ------------------------
                and notwithstanding other provisions of this Agreement, in no event shall a Party, or any of its Agents, be liable to the other Party, whether in contract, warranty, tort, negligence, strict liability, or otherwise, for special, indirect, incidental, multiple, consequential (including but not limited to lost profits or revenues and lost business opportunities), or punitive damages related to or resulting from performance or nonperformance of this Agreement or any activity associated with or arising out of this Agreement. For purposes of clarification, Replacement Costs shall not be considered consequential or incidental damages under this Section 11.2. In addition, this limitation on liability shall not apply with respect to claims pursuant to Section 10 hereof.

        11.3    Survival: The provisions of this Section 11 shall survive any
                --------
                termination, cancellation, or suspension of this Agreement.

12.     FORCE MAJEURE

        12.1 An event of "Force Majeure" shall be defined as any interruption or failure of service or deficiency in the quality or quantity of service or any other failure to perform any of its obligations hereunder to the extent such failure occurs without fault or negligence on the part of that Party and is caused by factors beyond that Party's reasonable control, which by the exercise of reasonable diligence that Party is unable to prevent, avoid, mitigate or overcome, including:

                (i) acts of God or the public enemy, such as storms, flood, lightning, and earthquakes,

                (ii) failure, threat of failure, or unscheduled withdrawal of facilities from operation for maintenance or repair, and including unscheduled transmission and distribution outages,

                (iii)   sabotage of facilities and equipment,

                (iv)    civil disturbance,

                (v)     strike or labor dispute,

                (vi)    action or inaction of a court or public authority, or

                (vii) any other cause of similar nature beyond the reasonable control of that Party.

        12.2 Economic hardship of either Party shall not constitute Force Majeure under this Agreement. Notwithstanding this, if Buyer suffers an event of Force Majeure it shall be relieved of its obligation to take delivery of, or otherwise pay for, Energy and Ancillary Services under this Agreement for the duration of the event of Force Majeure. In addition, if Buyer is unable to have Energy and Ancillary Services delivered from the Point(s) of Delivery to its service territory due to an outage on the Transmission System, that shall be considered a Force Majeure event and shall relieve Buyer of performance for the extent of the event.

        12.3 In the event of a Force Majeure, neither Party shall be considered in default under this Agreement or responsible to the other Party in tort, strict liability, contract or other legal theory for damages of any description, and affected performance obligations shall be extended by a period equal to the term of the resultant delay, but in no event shall exceed the term of the Agreement, provided that the Party relying on a claim of Force Majeure:

                (i) provides prompt written notice of such Force Majeure event to the other Party, giving an estimate of its expected duration and the probable impact on the performance of its obligations hereunder;

                (ii) exercises all reasonable efforts to continue to perform its obligations under this Agreement;

                (iii) expeditiously takes action to correct or cure the event or condition excusing performance so that the suspension of performance is no greater in scope and no longer in duration than is dictated by the problem; provided, however, that settlement of strikes or other labor disputes will be completely within the sole discretion of the Party affected by such strike or labor dispute;

                (iv) exercises all reasonable efforts to mitigate or limit damages to the other Party; and

                (v) provides prompt notice to the other Party of the cessation of the event or condition giving rise to its excuse from performance.

        12.4 Notwithstanding the above provisions, a Force Majeure event shall excuse Supplier from its obligation to deliver the Supply Amount pursuant to Section 4 of this Agreement only for the first twenty-four (24) hours of the Force Majeure event; provided that the total amount of energy excused in accordance with this Section 12.4 during any Contract Year shall not exceed the Limit on Excused Energy set forth in Exhibit A. After such twenty-four (24) hour period, Supplier must either deliver the Supply Amount at the Point(s) of Delivery or pay liquidated damages pursuant to Section 4.2 of this Agreement. Provided further, to the extent a Force Majeure event is caused by an outage on the Transmission System, Supplier shall be excused from its obligations to deliver the Supply Amount for the duration of the outage.

        12.5 If Supplier has notified Buyer of an event of Force Majeure, and if Supplier so requests, Buyer will attempt to replace the Supply Amount that is not excused in accordance with Section
                12.4 with Energy or Ancillary Services from another Asset Bundle. However, Buyer's inability to acquire such replacement Energy or Ancillary Services shall not excuse Supplier from Supplier's obligation to deliver the Supply Amount not otherwise excused in accordance with Section 12.4

13.     DISPUTES

        13.1 Any action, claim or dispute which either Party may have against the other arising out of or relating to this Agreement or the transactions contemplated hereunder, or the breach, termination or validity thereof (any such claim or dispute, a "Dispute") shall be submitted in writing to the other Party. The written submission of any Dispute shall include a concise statement of the question or issue in dispute together with a statement listing the relevant facts and documentation that support the claim.

        13.2 The Parties agree to cooperate in good faith to expedite the resolution of any Dispute. Pending resolution of a Dispute, the Parties shall proceed diligently with the performance of their obligations under this Agreement.

        13.3 The Parties shall first attempt in good faith to resolve any Dispute through informal negotiations by the Contract Representatives. In the event that the Contract Representatives are unable to satisfactorily resolve the Dispute within thirty
                (30) days from the receipt of notice of the Dispute, either Party may by written notice to the other Party refer the Dispute to its respective senior management for resolution as promptly as practicable. If the Parties' senior management are unable to resolve the Dispute within forty-five (45) days from the date of such referral, thereafter the Parties may agree in writing to extend the time period of such senior management negotiations. In the event the Parties' senior management do not resolve the dispute within the prescribed or extended time period, either Party may initiate arbitration through the serving and filing of a demand for arbitration and the Parties expressly agree that arbitration in accordance with this Section 13 shall be the exclusive means to further resolve any Dispute and hereby irrevocably waive their right to a jury trial with respect to any Dispute, provided that at any time:

                13.3.1 A request made by a Party for provisional remedies requesting preservation of the Parties' respective rights and obligations under the Agreement may be resolved by a court of law located in the County of the principal place of business of Buyer.

                13.3.2 Nothing in this Agreement shall preclude, or be construed to preclude, any Party from filing a petition or complaint with the FERC or PUCN with respect to any arbitrable Dispute over which said agency has jurisdiction. In such case, the other Party may request the FERC or PUCN, as applicable, to reject or to waive jurisdiction. If jurisdiction is rejected or waived with respect to all or a portion of the Dispute, the portion of the Dispute not so accepted by the FERC or PUCN, as applicable, shall be resolved through arbitration in accordance with this Agreement. To the extent that the FERC or PUCN, as applicable, asserts or accepts jurisdiction over the Dispute, the decision, finding of fact or order of FERC shall be final and binding, subject to judicial review under the Federal Power Act or Nevada Revised Statutes and subject to the provisions of Section 2.2.2. Any arbitration proceedings that may have commenced with respect to the Dispute prior to the assertion or acceptance of jurisdiction by the FERC or PUCN, as applicable, shall be terminated to the extent the FERC or PUCN accepts or asserts jurisdiction over such Dispute.

        13.4 Unless otherwise agreed by the Parties, any arbitration initiated under this Agreement shall be conducted in accordance with the following:

                13.4.1 Arbitrations shall be held within the County of the principal place of business of Buyer.

                13.4.2 Except as otherwise modified herein, the arbitration shall be conducted in accordance with the "Commercial Arbitration Rules" of the American Arbitration Association ("AAA") then in effect.

                13.4.3 Arbitration shall be conducted by one neutral arbitrator who shall be selected pursuant to the AAA rules and the following:

                        13.4.3.1  The Parties agree that the list of potential
                           arbitrators provided by the AAA shall, if available, contain twenty (20) candidates, and at least fifty percent (50%) of the candidates shall be members of the AAA National Energy Panel.

                        13.4.3.2  The Parties also agree that each shall be
                           allowed to strike the names of five candidates before ranking the remaining candidates and returning the list to the AAA in accordance with the Commercial Arbitration Rules. If the Parties are unable to agree on an arbitrator, such arbitrator shall be appointed by the AAA.

                        13.4.3.3  The arbitrator shall not have any current or
                           past substantial business, financial, or personal relationships with either Party (or their Affiliates) and shall not be a vendor, supplier, customer, employee, consultant, or competitor to either of the Parties or their Affiliates.

                    13.4.3.4  The arbitrator shall be authorized only to
                         interpret and apply the provisions of this Agreement or any related agreements entered into under this Agreement and shall have no power to modify or change any provision of this Agreement. The arbitrator shall have no authority to award punitive or multiple damages or any damages inconsistent with this Agreement. The arbitrator shall within thirty (30) days of the conclusion of the hearing, unless such time is extended by agreement of the Parties, notify the Parties in writing of his or her decision, stating his or her reasons for such decision and separately listing his or her findings of fact and conclusions of law. Judgment on the award may be entered in any court having jurisdiction.

        13.5 The Parties shall proceed with the arbitration expeditiously, and the arbitration shall be concluded within five (5) months of the filing of the demand for arbitration pursuant to this
                Section 13 in order that the decision may be rendered within six
                (6) months of such filing, unless the arbitrator extends such time at the request of a Party upon a showing of good cause or upon agreement of the Parties.

        13.6 Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of any arbitration agreement shall be governed by the Federal Arbitration Act of the United States, 9 U.S.C. (S)(S) 1 et seq.

        13.7 The decision of the arbitrator shall be final and binding on both Parties and may be enforced in any court having jurisdiction over the Party against which enforcement is sought.

        13.8 The fees and expenses of the arbitrator shall be shared by the Parties equally, unless the decision of the arbitrator shall specify some other apportionment of such fees and expenses. All other expenses and costs of the arbitration shall be borne by the Party incurring the same.

14.     NATURE OF OBLIGATIONS

        14.1 Except where specifically stated in this Agreement to be otherwise, the duties, obligations, and liabilities of the Parties shall be several; not joint or collective. The provisions of this Agreement shall not be construed to create an association, trust, partnership, or joint venture; to impose a trust or partnership duty, obligation, or liability or agency relationship on or with regard to either Party.

        14.2 Nothing in this Agreement nor any action taken hereunder shall be construed to create any duty, liability, or standard of care to any person not a Party to this Agreement. Each Party shall be individually and severally liable for its own obligations under this Agreement.

        14.3 By this Agreement, neither Party dedicates any part of its facilities or the service provided under this Agreement to the public.

15.     SUCCESSORS AND ASSIGNS

        15.1 This Agreement may be assigned, without express written consent of the other Party, as follows:

                15.1.1 Buyer may assign this Agreement or assign or delegate its rights and obligations under this Agreement, in whole or in part, if such assignment is made to an affiliate, parent, subsidiary, successor or any party, provided that such assignee operates all or a portion of the PLR or if such assignment is required by Law or applicable regulations.

                15.1.2  Supplier also may assign this Agreement as provided in
                        Section 11.5 of the Asset Sale Agreement; provided that such assignment is to an entity that (a) has the right to control the operation of the Asset Bundle and (b) is willing and able to perform its obligations under this Agreement.

        15.2 Supplier may, without the consent of Buyer, assign, transfer, pledge or otherwise dispose of its rights and interests hereunder to a trustee, lending institution, or any Person for the purposes of financing or refinancing the Asset Bundle, including upon or pursuant to the exercise of remedies under such financing or refinancing, or by way of assignments, transfers, conveyances of dispositions in lieu thereof; provided, however, that no such assignment or disposition shall relieve or in any way discharge Supplier or such permitted assignee from the performance of its duties and obligations under this Agreement. Buyer agrees to execute and deliver such documents as may be reasonably necessary to accomplish any such assignment, transfer, conveyance, pledge or disposition of rights hereunder for purposes of the financing or refinancing of the Asset Bundle, so long as Buyer's rights under this Agreement are not thereby materially altered, amended, diminished or otherwise impaired.

        15.3 Either Party may, without the consent of the other Party, assign this Agreement to a successor to all or substantially all of the assets of such Party by way of merger, consolidation, sale or otherwise, provided such successor assumes and becomes liable for all of such Party's duties and obligations hereunder including Section 3 hereof.

        15.4 Except as stated above, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either Party, including by operation of law, without the prior written consent of the other Party, said consent not to be unreasonably withheld. Any assignment of this Agreement in violation of the foregoing shall be, at the option of the non-assigning Party, void.

        15.5 Except as set forth above, no assignment or transfer of rights or obligations under this Agreement by a Party shall relieve said Party from full liability and financial responsibility for the performance thereof after any such transfer or assignment unless and until the transferee or assignee shall agree in writing to assume the obligations and duties of said Party under this Agreement and the other Party has consented in writing to such assumption; said consent not to be unreasonably withheld.

        15.6 This Agreement and all of the provisions hereof are binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

16.     REPRESENTATIONS


        16.1    Representations of the Parties. The Parties represent and
                ------------------------------
                warrant each to the other as follows:

                16.1.1  Incorporation. Buyer is a corporation duly incorporated,
                        -------------
                        validly existing and in good standing under the laws of the State of Nevada. Supplier is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Both Buyer and Supplier have all requisite corporate power and authority to own, lease and operate their material assets and properties and to carry on their business as now being conducted.

                16.1.2  Authority. The Party has full corporate power and
                        ---------
                        authority to execute and deliver this Agreement and, subject to the procurement of applicable regulatory approvals, to carry out the actions required of it by this Agreement. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action required on the part of the Party. The Agreement has been duly and validly executed and delivered by the Party and, assuming that it is duly and validly executed and delivered by the other Party, constitutes a legal, valid and binding agreement of the Party.

                16.1.3  Compliance With Law. The Party represents and warrants
                        -------------------
                        that it is not in violation of any applicable Law, or applicable regulation, which violation could reasonably be expected to materially adversely affect the other Party's performance of its obligations under this Agreement. The Party represents and warrants that it will comply with all Laws, and regulations applicable to its compliance with this Agreement, non-compliance with which would reasonably be expected to materially adversely affect either Party's performance of its obligations under this Agreement.

                16.1.4  Representations of Both Parties. The representations in
                        -------------------------------
                        this Section 16 shall continue in full force and effect for the term of this Agreement.

17.     DEFAULT AND REMEDIES

        17.1 An Event of Default hereunder shall be deemed to have occurred upon a Party's (Defaulting Party) failure to comply with any material obligation imposed upon it by this Agreement. Examples of an Event of Default include, but are not limited to the following:

                (i)     Failure to make any payments due under this Agreement;

                (ii) Failure to deliver the Supply Amount for a period of five (5) consecutive days;

                (iii) Failure to follow the directions of a Control Area Operator, ISA, EDU, WSCC, NERC, PUCN, FERC, or any successor thereto where following such directions is required hereunder;

                (iv)    Supplier not being in compliance with Section 3; and

                (v) Failure of the Guarantor to be in compliance with the terms of the Guarantee delivered under Section 3.1.2.

        17.2    An Event of Default shall be excused:

                17.2.1 In the event such Event of Default was caused by Force Majeure provided that the Party claiming a Force Majeure complies with the requirements of Section 12; and

                17.2.2 In the event such Event of Default was caused by transmission and distribution outages or disruptions.

        17.3 Unless excused, in an Event of Default the Non-Defaulting Party shall be entitled to provide written notice (or verbal notice in case of emergency followed by written notice) of the Event of Default to the Defaulting Party and to specify a cure period, which cure period shall be a minimum of thirty (30) days.

        17.4 If an Event of Default is not cured by the Defaulting Party during the cure period specified by the Non-Defaulting Party, the Non-Defaulting Party shall be entitled to those remedies which are not inconsistent with the terms of this Agreement, including termination and the payment of liquidated damages. A Defaulting Party shall not be liable to the Non-Defaulting Party for any punitive, consequential or incidental damages. For purposes of clarification, Replacement Costs shall not be considered consequential or incidental damages under this
                Section 17.4.

        17.5 Notwithstanding this Section 17, liquidated damages shall be paid to Buyer pursuant to Sections 4.2, 12, 18, and 21.

18.     FACILITY ADDITIONS AND MODIFICATIONS

        18.1 Supplier shall be entitled to make additions and modifications to the Asset Bundle subject to the following:

                18.1.1 To the extent additions and modifications interfere with the operation of the Asset Bundle in providing the Supply Amount to Buyer beyond the limits for planned outages set forth in Section 21, liquidated damages shall be paid to Buyer pursuant to Section 4.2.

                18.1.2 Supplier shall use reasonable efforts to minimize any adverse impact on Buyer during the course of making such additions and modifications.

                18.1.3 Such additions and modifications shall be conducted in accordance with Good Utility Practice, and all applicable Laws, regulations, reliability criteria and the Interconnection Agreement between Buyer and Supplier, dated November 16, 2000, as it may be amended from time to time.

        18.2 Supplier shall seek Buyer's prior written approval for all Supplier's additions or modifications to the Asset Bundle which might reasonably be expected to have an adverse effect upon Buyer with respect to operations or performance under this Agreement.

19.     COORDINATION

        19.1 Upon knowledge thereof, each Party shall promptly give notice to the other Party of any labor dispute which is delaying or threatens to delay the timely performance of this Agreement, which shall include a description of the general nature of the dispute.

20.     EMERGENCY AND NONEMERGENCY CONDITION RESPONSE

        20.1 Buyer and Supplier shall comply with any applicable requirement of any Governmental Authority, NERC, WSCC, ISA, Control Area Operator, transmission operator, EDU or any successor of any of them, regarding the reduced or increased generation of the Asset Bundle in the event of an Emergency Condition or Nonemergency Condition.

        20.2 Supplier shall not be obligated to deliver the Supply Amount and no liquidated damages shall become due, if the Supply Amount is reduced in the event of an Emergency Condition or a Nonemergency Condition.

        20.3 Each Party shall provide prompt verbal notice to the other Party of any Emergency Condition or Nonemergency Condition.

        20.4 Either Party may take reasonable and necessary action to prevent, avoid or mitigate injury, danger, damage or loss to its own equipment and facilities, or to expedite restoration of service; provided, however, that the Party taking such action shall give the other Party prior notice if at all possible before taking any action. However, this Section 20.4 shall not be construed to supersede Sections 20.2 and 20.3.

21.     OUTAGE SCHEDULING

        21.1 Supplier shall request Buyer's approval prior to any inspections, proposed planned outages or other non-forced outages (all hereinafter referred to as "planned outages") of the Asset Bundle so as to minimize the impact on the availability of the Asset Bundle. Under no circumstances shall Supplier conduct a planned outage without the express prior consent of Buyer pursuant to this
                Section 21.

        21.2    Planned Outages.
                ---------------

                21.2.1 Within sixty (60) days following the Effective Date of this Agreement and on or before October 1 of each Contract Year, Supplier shall provide Buyer with a schedule of proposed planned outages for the period beginning on the date of such proposed schedule for the following twelve (12) months. The proposed planned outage schedule will designate days for each unit in which the Asset Bundle Capacity will be reduced in part or total for each such unit. Each proposed schedule shall include all applicable information, including but not limited to the following: Month, day and time of requested outage; facilities impacted (such as Unit and description); duration of outage; purpose of outage; amount of capacity (in MWs) which is derated; other conditions and remarks; and name of contact and phone number.

                21.2.2 Buyer shall promptly review Supplier's proposed schedule and shall either require modifications or approve the proposed schedule. Supplier shall use its best efforts to accomplish all planned outages in accordance with the approved schedule. Supplier shall be responsible to Buyer for Replacement Costs (i) if any outage period exceeds its approved schedule, provided that changes to the approved schedule may be requested by either Party and each Party shall make reasonable efforts to accommodate such changes, provided further the Buyer shall have no obligation to agree to Supplier's revisions to the approved planned outage schedule; and
                        (ii) if Supplier conducts a planned outage without the consent of Buyer as provided herein.

        21.3    Control Installation Outages
                ----------------------------

                21.3.1 Supplier also may schedule such unit outages (each, a "Control Installation Outage") as required to install at the Asset Bundle new or retrofit emission control equipment to the existing Asset Bundle necessary to continue operating the Asset Bundle without sanctions or operating restrictions threatened or imposed by a Governmental Authority. Supplier shall make diligent efforts to include any Control Installation Outage within the proposed planned outage schedule pursuant to
                        Section 21.2.1; provided that, if Supplier is required by such Governmental Authority having jurisdiction over the matter to perform a Control Installation Outage within a specific timeframe and, therefore, Supplier cannot comply with the provisions of the preceding sentence, Supplier at a minimum will provide the following notice:

                        i) Three (3) weeks for each Control Installation Outage with an expected duration of less than one (1) day;

                        ii) Five (5) weeks for each Control Installation Outage with an expected duration between one (1) and five (5) days; and,

                        iii) Fifteen (15) weeks for each Control Installation Outage with an expected duration of longer than five (5) days.

                        Moreover, if Supplier is required to perform a Control Installation Outage within a specific timeframe, Buyer, after consultation with Supplier and in accordance with Good Utility Practice, at its sole discretion may designate the period within such timeframe in which a Control Installation Outage may occur.

                21.3.2 Supplier also shall: (i) coordinate and cooperate with Buyer regarding the scheduling of each proposed Control Installation Outage in order to minimize the economic effect on Buyer resulting from such Control Installation Outage; (ii) advise Buyer of its meetings and communications with the Governmental Authority having jurisdiction over the matter and, in its discretion, will invite Buyer to participate in such meetings and communications; and, (iii) take commercially reasonable steps to seek review of any decision of such Governmental Authority requiring a Control Installation Outage during the months of June through September.

22.     REPORTS

        22.1 Supplier shall promptly provide Buyer with copies of any orders, decrees, letters or other written communications to or from any Governmental Authority asserting or indicating that Supplier and/or its Asset Bundle is in violation of Laws which relate to Supplier, or operations or maintenance of the Asset Bundle and which may have an adverse effect on Buyer. Supplier shall use reasonable efforts to keep Buyer appraised of the status of any such matters.

23.     COMMUNICATIONS

        23.1 Supplier's Operating Representatives shall be available twenty-four (24) hours per day for communications with the Control Area Operator and/or the ISA and Buyer to facilitate the operations contained in this Agreement.

        23.2 Supplier shall, at its expense, maintain and install real-time communications equipment at the Asset Bundle to maintain communications between personnel on site at the Asset Bundle, Buyer and the Control Area Operator at all times. Supplier shall provide at its expense:

                (i)     Ringdown voice telephone lines, and

                (ii) Equipment to transmit to and receive telecopies from Buyer and the Control Area Operator.

        23.3 Supplier shall immediately report to Buyer any "Abnormal Condition" that has or may occur, and provide all pertinent information, including but not limited to the following:

                (i) A description of the "Abnormal Condition" and the actions to be taken to alleviate the "Abnormal Condition";

                (ii) The expected duration including the beginning and ending time of the "Abnormal Condition"; and

                (iii) The amount of any adjustment to the current (real time) level of Energy and Ancillary Services.

        23.4    Cause of the Condition.
                -----------------------

                23.4.1 An "Abnormal Condition" shall include without limitation any conditions that, to Supplier's knowledge, have or are reasonably likely to:

                        (i) Adversely affect Supplier's ability to provide Energy and Ancillary Services to Buyer;

                        (ii) Cause an unplanned reduction in the amount of delivery of Energy and Ancillary Services to Buyer; or

                        (iii) Cause an unplanned isolation of the Asset Bundle from the transmission system.

        23.5 Supplier shall immediately notify Buyer after such "Abnormal Condition" has been alleviated.

24.     NOTICES

        24.1 All notices hereunder shall, unless specified otherwise, be in writing and shall be addressed, except as otherwise stated herein, to the Parties as set forth in Exhibit F.

        24.2 All written notices or submittals required by this Agreement shall be sent either by hand-delivery, regular first class U.S. mail, registered or certified U.S. mail postage paid return receipt requested, overnight courier delivery, electronic mail or facsimile transmission and will be effective and deemed to have been received on the date of receipt personally, on the date and time as documented by method of delivery if during normal business hours or on the next succeeding Business Day, or on the third (3/rd/) Business Day following deposit with the U.S. mail if sent regular first class U.S. mail.

        24.3 Notices of an Event of Default pursuant to Section 17 and or Force Majeure pursuant to Section 12 may not be sent by regular first class U.S. mail.

        24.4 Any payments required to be made under this Agreement shall be made to the Party as set forth in Exhibit F.

        24.5 Each Party shall have the right to change, at any time upon written notice to the other Party, the name, address and telephone numbers of its representatives under this Agreement for purposes of notices and payments.

25.     MERGER

        25.1 The Agreement contains the entire agreement and understanding between the Parties with respect to all of the subject matter contained herein, thereby merging and superseding all prior agreements and representations by the Parties with respect to such subject matter.

        25.2 In the event of any conflict between this Agreement and the Asset Sale Agreement, the terms of the Asset Sale Agreement shall govern.

26.     HEADINGS

        26.1 The headings or section titles contained in this Agreement are inserted solely for convenience and do not constitute a part of this Agreement between the Parties, nor should they be used to aid in any manner in the construction of this Agreement.

27.     COUNTERPARTS AND INTERPRETATION

        27.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        27.2 In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

        27.3 Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

        27.4 The word "including" in this Agreement shall mean "including without limitation".

28.     SEVERABILITY

        28.1 If any term, provision or condition of this Agreement is held to be invalid, void or unenforceable by a court or Governmental Authority of competent jurisdiction and such holding is subject to no further appeal or judicial review, then such invalid, void, or unenforceable term, provision or condition shall be deemed severed from this Agreement and all remaining terms, provisions and conditions of this Agreement shall continue in full force and effect, unless, however, the effect of the severance would vitiate the intent of the Parties hereto, as determined by either Party in its reasonable discretion.

        28.2 The Parties shall endeavor in good faith to replace such invalid, void, or unenforceable provisions with a valid and enforceable provision which achieves the purposes intended by the Parties to the greatest extent permitted by law.

29.     WAIVERS

        29.1 No failure or delay on the part of a Party in exercising any of its rights under this Agreement or in insisting upon strict performance of provisions of this Agreement, no partial exercise by either Party of any of its rights under this Agreement, and no course of dealing between the Parties shall constitute a waiver of the rights of either Party under this Agreement. Any waiver shall be effective only by a written instrument signed by the Party granting such waiver, and such shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith.

30.     AMENDMENTS

        30.1 The Parties shall negotiate in good faith to determine necessary amendments, if any, to this Agreement, provided that in negotiating such amendments the Parties shall attempt, in good faith, to reasonably preserve the bargain initially struck in this Agreement if any Governmental Authority, FERC, any state or the PUCN, implements a change in any Law or applicable regulation that materially affects or is reasonably expected to materially affect Buyer's PLR service under this Agreement.

        30.2 The Parties shall meet to discuss the impact of any changes in Buyer's OATT or the ISA's OATT, as applicable, or any rule or practice of NERC, WSCC, or any other Governmental Authority on the terms of this Agreement upon request by either Party during the term of this Agreement.

        30.3 In the event that it is deemed necessary to amend this Agreement, the Parties will attempt to agree upon such amendment and will submit such mutually agreed upon amendment(s) to the FERC for filing and acceptance.

        30.4 Amendments to this Agreement shall be in writing and shall be executed by an authorized representative of each Party.

31.     TIME IS OF THE ESSENCE

        31.1 Time is of the essence of this Agreement and in the performance of all of the covenants and conditions hereof.

32.     APPROVALS

        32.1 Each Party's performance under this Agreement is subject to the condition that all requisite governmental and regulatory approvals for such performance are obtained in form and substance satisfactory to the other Party in its reasonable discretion. Each Party shall use best efforts to obtain all required approvals and shall exercise due diligence and shall act in good faith to cooperate and assist each other in acquiring any regulatory approval necessary to effectuate this Agreement. Further, the Parties agree to reasonably support the other Party in any associated regulatory proceedings, including by being a witness on behalf of the other Party.

        32.2 Notwithstanding the provisions of Section 2.2.2 of this Agreement, if any Governmental Authority in its review of the Agreement places conditions on or requires revisions of the Agreement that have no more than a de minimus effect on Supplier or Buyer, the Parties agree to execute an amendment to this Agreement reasonably acceptable to each Party incorporating such conditions or revisions.

        32.3 This Agreement is made subject to present or future state or federal laws, regulations, or orders properly issued by state or federal bodies having jurisdiction.

        32.4 The Parties hereto agree to execute and deliver promptly, at the expense of the Party requesting such action, any and all other and further instruments, documents and information which may reasonably be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

33.     PLR SERVICE

        33.1 The Agreement is premised on Buyer providing PLR service. Notwithstanding anything to the contrary contained herein, if Nevada retail electricity restructuring (including implementation of retail customer choice of electricity suppliers) is delayed beyond the Effective Date of this Agreement, the Parties shall continue to perform this Agreement in all respects pursuant to the terms and conditions hereof as if Buyer was the PLR and Buyer's retail and wholesale customers shall be considered as the TRR.

34.     CONFIDENTIALITY

        34.1    Confidential Information. Certain information provided by a
                ------------------------
                Party (the "Disclosing Party") to the other Party (the "Receiving Party") in connection with the negotiation or performance of this Agreement may be considered confidential and/or proprietary (hereinafter referred to as "Confidential Information") by the Disclosing Party. To be considered Confidential Information hereunder, such information must be clearly labeled or designated by the Disclosing Party as "confidential" or "proprietary" or with words of like meaning. If disclosed orally, such information shall be clearly identified as confidential and such status shall be confirmed promptly thereafter in writing.

        34.2    Treatment of Confidential Information. The Receiving Party shall
                -------------------------------------
                treat any Confidential Information with at least the same degree of care regarding its secrecy and confidentiality as the Receiving Party's similar information is treated within the Receiving Party's organization. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to third parties (except as stated hereinafter) nor use it for any purpose other than the negotiation or performance of this Agreement, without the express prior written consent of the Disclosing Party. The Receiving Party further agrees that it shall restrict disclosure of Confidential Information as follows:

                34.2.1 Disclosure shall be restricted solely to its agents as may be necessary to enforce the terms of this Agreement after advising those agents of their obligations under this Section 34.2.

                34.2.2 In the event that the Receiving Party is requested, pursuant to or as required by applicable Law or by legal process, to disclose any Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt notice of such request or requirement in order to enable Disclosing Party to seek an appropriate protective order or other remedy and to consult with Disclosing Party with respect to Disclosing Party taking steps to resist or narrow the scope of such request or legal process. The Receiving Party agrees not to oppose any action by the Disclosing Party to obtain a protective order or other appropriate remedy. In the absence of such protective order, and provided that the Receiving Party is advised by its counsel that it is compelled to disclose the Confidential Information, the Receiving Party shall:

                        (i) furnish only that portion of the Confidential Information which the Receiving Party is advised by counsel is legally required; and

                        (ii) use its commercially reasonable best efforts, at the expense of the Disclosing Party, to ensure that all Confidential Information so disclosed will be accorded confidential treatment.

        34.3    Excluded Information. Confidential Information shall not be
                --------------------
                deemed to include the following:

                34.3.1 information which is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party;

                34.3.2 information which was available to the Receiving Party on a non-confidential basis prior to its disclosures by the Disclosing Party; and

                34.3.3 information which becomes available to the Receiving Party on a non-confidential basis from a person other than the Disclosing Party or its representative who is not otherwise bound by a confidentiality agreement with Disclosing Party or its agent or is otherwise not under any obligation to Disclosing party or its agent not to disclose the information to the Receiving Party.

        34.4    Injunctive Relief Due to Breach. The Parties agree that remedies
                -------------------------------
                at law may be inadequate to protect each other in the event of a breach of this Section 34, and the Receiving Party hereby in advance agrees that the Disclosing Party shall be entitled to seek and obtain, without proof of actual damages, temporary, preliminary and permanent injunctive relief from any court or Governmental Authority of competent jurisdiction restraining the Receiving Party from committing or continuing any breach of this
                Section 34.

35.     CHOICE OF LAW

        35.1 This Agreement and the rights and obligations of the Parties shall be construed and governed by the Laws of: (i) the State of Nevada as if executed and performed wholly within that state; and (ii) the Federal Power Act, to the extent the rights and obligations of the Parties are covered by such act.

IN WITNESS WHEREOF, the Parties hereto have caused this Transitional Power Purchase Agreement for the Clark Asset Bundle to be executed by their duly authorized representative on the date set forth below.

NEVADA POWER COMPANY                            CLARK POWER LLC



--------------------------                      --------------------------
By:     William E. Peterson                     By:    Edward P. Hermann
Title:  Senior Vice President,                  Title: Vice President
General Counsel, and Corporate Secretary
Date:   November 16, 2000                       Date:  November 16, 2000

                                   EXHIBIT A
                                 CLARK BUNDLE
                ASSET BUNDLE CAPACITY AND OPERATING PARAMETERS

                   NET SUMMER    NET WINTER                 MINIMUM HOURLY
                   CAPABILITY    CAPABILITY    RAMP RATE      ENERGY TAKE
      UNIT           (MW)          (MW)         (MW/hr)          (MWh)
-----------------------------------------------------------------------------
     Unit 1           42             42            42

     Unit 2           66             69            69

     Unit 3           67             70            70

     Unit 4           50             59            59

     Unit 5           73             81            81

     Unit 6           73             81            81

     Unit 7           73             81            81

     Unit 8           73             81            81

     Unit 9           85             88            88

    Unit 10           85             88            88
-----------------------------------------------------------------------------
Total                687            740           740             n/a
=============================================================================

Minimum Annual Energy Take:                             2,700,000 Mwh
Limit on Excused Energy:*                 Annual:          40,000 MWh
                               +   Winter Months:           2,500 MWh per month

*The 40,000 MWh Limit on Excused Energy is an annual amount, to be prorated in any Contract Year that is less than a twelve month period, that can be called on in any month(s). The additional Limit on Excused Energy for Winter months is in excess of the annual amount for the particular month and is not carried forward if not otherwise used during the month. For example, in the month of April, Supplier will have a Limit on Excused Energy of 2,500 MWh plus the unused amount of the 40,000 MWh annual Limit on Excused Energy.

For purposes of this Exhibit A, the summer months shall consist of the months of June through September. The winter months shall consist of the months of January through May and the months of October through December.

                                   EXHIBIT B
                                 CLARK BUNDLE
                      ENERGY AND ANCILLARY SERVICE PRICES


       Energy Prices*
       -------------

                 Price Floor of Energy:       $22.77 per MWh
                 Price Ceiling of Energy:     $42.65 per MWh


       Ancillary Service Prices*
       ------------------------

            Regulation and Frequency Response:
                 Summer On-Peak:              $25.75 per MW-reserved per hour
                 Summer Off-Peak:             $14.71 per MW-reserved per hour
                 Winter On-Peak:              $13.59 per MW-reserved per hour
                 Winter Off-Peak:             $ 7.77 per MW-reserved per hour


            Operating Reserve- Spinning Reserve:
                 Summer On-Peak:              $23.45 per MW-reserved per hour
                 Summer Off-Peak:             $13.40 per MW-reserved per hour
                 Winter On-Peak:              $12.52 per MW-reserved per hour
                 Winter Off-Peak:             $ 7.16 per MW-reserved per hour



            Operating Reserve- Supplemental Reserve:
                 Summer On-Peak:              $ 8.82 per MW-reserved per hour
                 Summer Off-Peak:             $ 5.04 per MW-reserved per hour
                 Winter On-Peak:              $ 4.26 per MW-reserved per hour
                 Winter Off-Peak:             $ 2.44 per MW-reserved per hour

        For purposes of this Exhibit B, the summer months shall consist of the months of June through September. The winter months shall consist of the months of January through May and the months of October through December.

        The On-Peak periods shall consist of Hour Ending (HE) 0700 through HE 2200 PPT, Monday through Saturday. The Off-Peak periods shall consist of HE 0100 through HE 0600, HE 2300 and HE 2400 PPT, Monday through Saturday; HE 0100 through HE 2400 PPT Sunday and additional Off-Peak days (holidays) as designated annually by the WSCC.

        * SUBJECT TO FERC APPROVAL
          ------------------------

                                   EXHIBIT C
                                 CLARK BUNDLE
                          SUPPLIER'S MONTHLY INVOICE

      A       Price Ceiling of Energy                   $  42.65  /MWh
      B       Price Floor of Energy                     $  22.77  /MWh


MONTH 1 - ENERGY
----------------

                      C                  D                E                 F                    G                     H
  Dispatch       Asset Bundle        Delivered        Supplier        Market Price        Market Price x        Market Price x
    Hour        Capacity (MWh)     Energy (MWh)    Shortfall (MWh)  of Energy ($/MWh)    Delivered Energy     Asset Bundle Capacity
    ----        --------------     ------------    ---------------  -----------------    ----------------     ---------------------
                                                       (C - D)                                (D x F)            (C x F)

      1              687                687               0               40.00             $ 27,480.00            $ 27,480.00

      2              687                687               0               40.00               27,480.00              27,480.00

      3              687                627              60               40.00               25,080.00              27,480.00

      4              687                627              60               40.00               25,080.00              27,480.00

      5              557                547              10               30.00               16,410.00              16,710.00

      6              587                587               0               30.00               17,610.00              17,610.00

      7              677                657              20               20.00               13,140.00              13,540.00

      8              687                687               0               20.00               13,740.00              13,740.00

      9              687                687               0               20.00               13,740.00              13,740.00

     10              687                687               0               25.00               17,175.00              17,175.00
------------------------------------------------------------------------------------------------------------------------------------
                    6,630              6,480             150                                $196,935.00            $202,435.00

I.  Sum of (Delivered Energy times corresponding hourly Market Price)   Sec 7.2.1           $196,935.00
       IT.     Sum of (Asset Bundle Capacity times corresponding hourly Market Price)                              $202,435.00

J. Sum of hourly Delivered Energy multiplied by the Price Ceiling of Energy  Sec 7.2.2      $276,372.00
        JT.     Sum of hourly Asset Bundle Capacity multiplied by the Price
                 Ceiling of Energy                                                                                 $282,769.50

K.  Sum of hourly Delivered Energy multiplied by the Price Floor of Energy   Sec 7.2.3      $147,549.60
       KT.     Sum of hourly Asset Bundle Capacity multiplied by the Price Floor of Energy                         $150,965.10

L. Invoiced Amount - Energy            Sec 7.3                               (K ** I ** J)  $196,935.00

M. Theoretical Amount for Expected Performance                              (KT ** IT ** JT)                       $202,435.00

MONTH 1 - ANCILLARY SERVICE CAPACITY - REGULATION AND FREQUENCY RESPONSE
------------------------------------------------------------------------

                    N                      O                P                   Q                  R                    S
 Dispatch   Schedule of Ancillary  Ancillary Capacity    Supplier       Capacity Price of   Price x Ancillary    Price x Schedule
  Hour        Capacity (MW)         Supplied (MW)      Shortfall (MW)    Services ($/MW)    Capacity Supplied  of Ancillary Services
  ----        -------------         -------------      --------------    ---------------    -----------------  ---------------------
                                                          (N - O)                                (O x Q)               (N x Q)
    1               0                    0                  0                 14.71                 $0.00                $0.00

    2               0                    0                  0                 14.71                 0.00                  0.00

    3               0                    0                  0                 25.75                 0.00                  0.00

    4               0                    0                  0                 25.75                 0.00                  0.00

    5               30                  30                  0                 25.75                772.50                772.50

    6               0                    0                  0                 25.75                 0.00                  0.00

    7               0                    0                  0                 25.75                 0.00                  0.00

    8               0                    0                  0                 25.75                 0.00                  0.00

    9               0                    0                  0                 25.75                 0.00                  0.00
------------------------------------------------------------------------------------------------------------------------------------

** Less Than

                                   EXHIBIT C
                                 CLARK BUNDLE
                          SUPPLIER'S MONTHLY INVOICE

   10               0                    0                  0                 25.75                   0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
                   30                   30                  0                                      $772.50             $772.50


T.  Invoiced Amount - Ancillary Service Capacity - Regulation and Frequency Response  Sec 7.2.5    $772.50

U.  Theoretical Amount for Expected Performance                                                                        $772.50

MONTH 1 - ANCILLARY SERVICE CAPACITY - SPINNING RESERVE
-------------------------------------------------------

                     V                    W                 X                Y                    Z                    AA
 Dispatch  Schedule of Ancillary  Ancillary Capacity    Supplier      Capacity Price of   Price x Ancillary      Price x Schedule
   Hour      Capacity (MW)          Supplied (MW)      Shortfall (MW)  Services ($/MW)    Capacity Supplied   of Ancillary Services
   ----      -------------          -------------      --------------  ---------------    -----------------  ----------------------
                                                          (V - W)                              (W x Y)               (V x Y)
   1                0                    0                   0               13.40             $    0.00             $    0.00

   2                0                    0                   0               13.40                  0.00                  0.00

   3                0                    0                   0               23.45                  0.00                  0.00

   4                0                    0                   0               23.45                  0.00                  0.00

   5               80                   80                   0               23.45              1,876.00              1,876.00

   6               80                   60                  20               23.45              1,407.00              1,876.00

   7                0                    0                   0               23.45                  0.00                  0.00

   8                0                    0                   0               23.45                  0.00                  0.00

   9                0                    0                   0               23.45                  0.00                  0.00

  10                0                    0                   0               23.45                  0.00                  0.00
------------------------------------------------------------------------------------------------------------------------------------
                  160                  140                  20                                 $3,283.00             $3,752.00

AB.    Invoiced Amount - Ancillary Service Capacity - Spinning Reserve Sec 7.2.5               $3,283.00

AC.    Theoretical Amount for Expected Performance                                                                   $3,752.00

MONTH 1 - ANCILLARY SERVICE CAPACITY - SUPPLEMENTAL RESERVE
-----------------------------------------------------------

                  AD                     AE                AF                AG                 AH                   AI
Dispatch  Schedule of Ancillary   Ancillary Capacity    Supplier      Capacity Price of  Price x Ancillary     Price x Schedule
 Hour       Capacity (MW)           Supplied (MW)      Shortfall (MW)   Services ($/MW)   Capacity Supplied   of Ancillary Services
 ----       -------------           -------------      --------------   ---------------   -----------------   ---------------------
                                                          (AD - AE)                           (AE x AG)             (AD x AG)
   1               0                      0                  0                 5.04              $  0.00              $  0.00

   2               0                      0                  0                 5.04                 0.00                 0.00

   3               0                      0                  0                 8.82                 0.00                 0.00

   4               0                      0                  0                 8.82                 0.00                 0.00

   5              10                     10                  0                 8.82                88.20                88.20

   6              10                     10                  0                 8.82                88.20                88.20

   7              10                     10                  0                 8.82                88.20                88.20

   8               0                      0                  0                 8.82                 0.00                 0.00

   9               0                      0                  0                 8.82                 0.00                 0.00

  10               0                      0                  0                 8.82                 0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------------
                  30                     30                  0                                   $264.60              $264.60

AJ.    Invoiced Amount - Ancillary Service Capacity - Supplemental Reserve    Sec 7.2.5          $264.60

                                   EXHIBIT C
                                 CLARK BUNDLE
                          SUPPLIER'S MONTHLY INVOICE


AK.    Theoretical Amount for Expected Performance                                                                    $264.60

MONTH 1 - ANCILLARY SERVICE ENERGY
----------------------------------

                    AL                   AM               AN                AO                  AP                   AQ
Dispatch    Schedule of Ancillary  Ancillary Energy     Supplier      Price Ceiling of    Price x Ancillary    Price x Schedule
  Hour           Energy (MWh)       Supplied (MWh)    Shortfall (MWh)   Energy ($/MWh)     Energy Supplied    of Ancillary Energy
  ----           -----------        --------------    ---------------   --------------     ---------------    -------------------
                                                         (AL - AM)                            (AM x AO)            (AL x AO)
    1                 0                   0                  0               42.65             $      0.00           $    0.00

    2                 0                   0                  0               42.65                    0.00                0.00

    3                 0                   0                  0               42.65                    0.00                0.00

    4                 0                   0                  0               42.65                    0.00                0.00

    5                40                  40                  0               42.65                1,706.00            1,706.00

    6                30                  10                 20               42.65                  426.50            1,279.50

    7                10                  10                  0               42.65                  426.50              426.50

    8                 0                   0                  0               42.65                    0.00                0.00

    9                 0                   0                  0               42.65                    0.00                0.00

   10                 0                   0                  0               42.65                    0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
                     80                  60                 20             $426.50             $  2,559.00           $3,412.00

AR.    Invoiced Amount - Ancillary Services Energy     Sec 7.2.6                               $  2,559.00

AS.    Theoretical Amount for Expected Performance                                                                   $3,412.00

MONTH 1 - TOTAL INVOICE AMOUNT                     Sec 7.3   (L + T + AB + AJ + AR)            $203,814.10
====================================================================================================================================

MONTH 2 - ENERGY
----------------

                      C                  D                E                 F                  G                  H
  Dispatch       Asset Bundle        Delivered        Supplier        Market Price        Market Price x      Market Price x
    Hour        Capacity (MWh)     Energy (MWh)    Shortfall (MWh)  of Energy ($/MWh)    Delivered Energy   Asset Bundle Cap.
    ----        --------------     ------------    ---------------  -----------------    ----------------   -----------------
                                                       (C - D)                                (D x F)            (C x F)
      1               687                687              0               45.00             $ 30,915.00        $ 30,915.00

      2               687                687              0               45.00               30,915.00          30,915.00

      3               687                627             60               45.00               28,215.00          30,915.00

      4               687                627             60               55.00               34,485.00          37,785.00

      5               557                547             10               55.00               30,085.00          30,635.00

      6               587                587              0               55.00               32,285.00          32,285.00

      7               677                657             20               35.00               22,995.00          23,695.00

      8               687                687              0               35.00               24,045.00          24,045.00

      9               687                687              0               35.00               24,045.00          24,045.00

     10               687                687              0               40.00               27,480.00          27,480.00
------------------------------------------------------------------------------------------------------------------------------------
                    6,630              6,480            150                                 $285,465.00        $292,715.00


I.  Sum of (Delivered Energy times corresponding hourly Market Price)   Sec 7.2.1           $285,465.00
       IT.   Sum of (Asset Bundle Capacity times corresponding hourly Market Price)                            $292,715.00

J.  Sum of hourly Delivered Energy multiplied by the Price Ceiling of Energy    Sec 7.2.2   $276,372.00
        JT.  Sum of hourly Asset Bundle Capacity multiplied by the Price Ceiling of Energy                     $282,769.50

                                   EXHIBIT C
                                 CLARK BUNDLE
                          SUPPLIER'S MONTHLY INVOICE


K.  Sum of hourly Delivered Energy multiplied by the Price Floor of Energy   Sec 7.2.3        $147,549.60
       KT.   Sum of hourly Asset Bundle Capacity multiplied by the Price Floor of Energy                          $150,965.10

L. Invoiced Amount - Energy                     Sec 7.3                       (I *** J)       $276,372.00

M. Theoretical Amount for Expected Performance                               (IT *** JT)                          $282,769.50

MONTH 3 - ENERGY
----------------

                      C                 D                E                 F                       G                  H
  Dispatch       Asset Bundle       Delivered        Supplier        Market Price           Market Price x      Market Price x
    Hour        Capacity (MWh)     Energy (MWh)    Shortfall (MWh)  of Energy ($/MWh)      Delivered Energy   Asset Bundle Cap.
    ----        --------------     ------------    ---------------  -----------------      ----------------   -----------------
                                                       (C - D)                                  (D x F)            (C x F)
      1               687                687              0               30.00              $ 20,610.00        $ 20,610.00

      2               687                687              0               20.00                13,740.00          13,740.00

      3               687                627             60               20.00                12,540.00          13,740.00

      4               687                627             60               20.00                12,540.00          13,740.00

      5               557                547             10               15.00                 8,205.00           8,355.00

      6               587                587              0               15.00                 8,805.00           8,805.00

      7               677                657             20               15.00                 9,855.00          10,155.00

      8               687                687              0               15.00                10,305.00          10,305.00

      9               687                687              0               15.00                10,305.00          10,305.00

     10               687                687              0               15.00                10,305.00          10,305.00
------------------------------------------------------------------------------------------------------------------------------------
                    6,630              6,480            150                                  $117,210.00        $120,060.00

I.     Sum of (Delivered Energy times corresponding hourly Market Price)  Sec 7.2.1          $117,210.00
          IT.   Sum of (Asset Bundle Capacity times corresponding hourly Market Price)                          $120,060.00

J.     Sum of hourly Delivered Energy multiplied by the Price Ceiling of Energy   Sec 7.2.2  $276,372.00
           JT.  Sum of hourly Asset Bundle Capacity multiplied by the Price Ceiling of Energy                   $282,769.50

K.     Sum of hourly Delivered Energy multiplied by the Price Floor of Energy   Sec 7.2.3    $147,549.60
          KT.   Sum of hourly Asset Bundle Capacity multiplied by the Price Floor of Energy                     $150,965.10

L.    Invoiced Amount - Energy                     Sec 7.3                      (I ** K)     $147,549.60


M.    Theoretical Amount for Expected Performance                              (IT ** KT)                       $150,965.10

For the purposes of this example, the portions of the monthly invoices attributable to Ancillary Services for the second and third months were assumed to be the same as the corresponding portions for the first month.

**  Less Than
*** Greater Than

                                   EXHIBIT D

                                 CLARK BUNDLE

                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS



MONTH 1 - ENERGY
----------------

                              A                   B *                  C *                  D

      Dispatch           Replacement       Replacement Cost      Replacement Cost   Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)        of Energy         Cost of Energy
        ----            ------------       -----------------        ---------         --------------
                                                                                       (A x B) + C

         1                    0                       na            $  0.00           $      0.00

         2                    0                       na               0.00                  0.00

         3                   60                    35.00             100.00              2,200.00

         4                   60                    30.00              50.00              1,850.00

         5                   10                    30.00              50.00                350.00

         6                    0                       na               0.00                  0.00

         7                   20                    25.00               0.00                500.00

         8                    0                       na               0.00                  0.00

         9                    0                       na               0.00                  0.00

         10                   0                       na               0.00                  0.00
--------------------------------------------------------------------------------------------------
                             150                                                      $  4,900.00

E.     Gross Replacement Cost of Energy                                               $  4,900.00

F.     Theoretical Supplier's Invoice Amount for Expected Performance                 $202,435.00

G.     Actual Supplier's Invoice Amount                                                196,935.00
                                                                                      ------------
H.     Avoided Payment to Supplier                               (F - G)              $  5,500.00

I.     Invoiced Replacement Cost - Energy                        (E ** H)             $      0.00

MONTH 1 - ANCILLARY SERVICE CAPACITY - REGULATION AND FREQUENCY RESPONSE
------------------------------------------------------------------------

                              J                   K *                  L *                  M

      Dispatch           Replacement       Replacement Cost      Replacement Cost   Gross Replacement
        Hour            Capacity (MW)     of Capacity ($/MW)       of Capacity       Cost of Capacity
        ----            -------------     ------------------       -----------       ----------------
                                                                                       (J x K) + L

         1                    0                   na                  $0.00             $  0.00

         2                    0                   na                   0.00                0.00

         3                    0                   na                   0.00                0.00

         4                    0                   na                   0.00                0.00

         5                    0                   na                   0.00                0.00

         6                    0                   na                   0.00                0.00

         7                    0                   na                   0.00                0.00

         8                    0                   na                   0.00                0.00

         9                    0                   na                   0.00                0.00

         10                   0                   na                   0.00                0.00
------------------------------------------------------------------------------------------------
                              0                                                         $  0.00

N.     Gross Replacement Cost of Ancillary Capacity - Regulation and Frequency          $  0.00
       Response

O.     Theoretical Supplier's Invoice Amount for Expected Performance                   $772.50

P.     Actual Supplier's Invoice Amount                                                  772.50
                                                                                        --------
Q.     Avoided Payment to Supplier                                   (O - P)            $  0.00

R.     Invoiced Replacement Cost - Ancillary Capacity                (N = Q)            $  0.00

** Less Than

                                   EXHIBIT D

                                 CLARK BUNDLE

                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS


MONTH 1 - ANCILLARY SERVICE CAPACITY - SPINNING RESERVE
-------------------------------------------------------

                              S                   T *                  U *                  V

      Dispatch           Replacement       Replacement Cost      Replacement Cost   Gross Replacement
        Hour            Capacity (MW)     of Capacity ($/MW)       of Capacity       Cost of Capacity
        ----            -------------     ------------------       -----------       ----------------
                                                                                       (S x T) + U

         1                    0                       na             $  0.00            $    0.00

         2                    0                       na                0.00                 0.00

         3                    0                       na                0.00                 0.00

         4                    0                       na                0.00                 0.00

         5                    0                       na                0.00                 0.00

         6                   20                    40.00              100.00               900.00

         7                    0                       na                0.00                 0.00

         8                    0                       na                0.00                 0.00

         9                    0                       na                0.00                 0.00

         10                   0                       na                0.00                 0.00
--------------------------------------------------------------------------------------------------
                             20                                                         $  900.00

W.     Gross Replacement Cost of Ancillary Capacity - Spinning Reserve                  $  900.00

X.     Theoretical Supplier's Invoice Amount for Expected Performance                   $3,752.00

Y.     Actual Supplier's Invoice Amount                                                  3,283.00
                                                                                        ----------
Z.     Avoided Payment to Supplier                                   (X - Y)            $  469.00

AA.    Invoiced Replacement Cost - Ancillary Capacity                (W GREATER THAN Z) $  431.00

MONTH 1 - ANCILLARY CAPACITY - SUPPLEMENTAL RESERVE
---------------------------------------------------

                             AB                  AC *                  AD *                 AE

      Dispatch           Replacement       Replacement Cost      Replacement Cost   Gross Replacement
        Hour            Capacity (MW)     of Capacity ($/MW)       of Capacity       Cost of Capacity
        ----            -------------     ------------------       -----------       ----------------
                                                                                      (AB x AC) + AD


         1                    0                    na                 $0.00              $  0.00

         2                    0                    na                  0.00                 0.00

         3                    0                    na                  0.00                 0.00

         4                    0                    na                  0.00                 0.00

         5                    0                    na                  0.00                 0.00

         6                    0                    na                  0.00                 0.00

         7                    0                    na                  0.00                 0.00

         8                    0                    na                  0.00                 0.00

         9                    0                    na                  0.00                 0.00

         10                   0                    na                  0.00                 0.00
--------------------------------------------------------------------------------------------------
                              0                                                          $  0.00

AF.     Gross Replacement Cost of Ancillary Capacity - Supplemental Reserve              $  0.00

AG.     Theoretical Supplier's Invoice Amount for Expected Performance                   $264.60

AH.     Actual Supplier's Invoice Amount                                                  264.60

AI.     Avoided Payment to Supplier                                 (AG - AH)            $  0.00

AJ.     Invoiced Replacement Cost - Ancillary Capacity              (AF = AI)            $  0.00

                                   EXHIBIT D

                                 CLARK BUNDLE

                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS


MONTH 1 - ANCILLARY SERVICE ENERGY
----------------------------------

                             AK                  AL *                  AM *                 AN

      Dispatch           Replacement       Replacement Cost      Replacement Cost   Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)       of Energy **       Cost of Energy
        ----            ------------       -----------------       ------------       --------------
                                                                                      (AK x AL) + AM

         1                    0                      na              $ 0.00                    0.00

         2                    0                      na                0.00                    0.00

         3                    0                      na                0.00                    0.00

         4                    0                      na                0.00                    0.00

         5                    0                      na                0.00                    0.00

         6                   20                   50.00               20.00                1,020.00

         7                    0                      na                0.00                    0.00

         8                    0                      na                0.00                    0.00

         9                    0                      na                0.00                    0.00

         10                   0                      na                0.00                    0.00
----------------------------------------------------------------------------------------------------
                             20                                                           $1,020.00

AO.     Gross Replacement Cost of Ancillary Energy                                        $1,020.00

AP.     Theoretical Supplier's Invoice Amount for Expected Performance                    $3,412.00

AQ.     Actual Supplier's Invoice Amount                                                   2,559.00
                                                                                          ----------
AR.     Avoided Payment to Supplier                                 (AP - AQ)             $  853.00

AS.     Invoiced Replacement Cost - Ancillary Energy                (AO ** AR)            $  167.00

MONTH 1 - TOTAL INVOICE AMOUNT                    (I + R + AA + AJ + AS)                  $  598.00
====================================================================================================

MONTH 2 - ENERGY
----------------

                              A                   B *                  C *                  D

      Dispatch           Replacement       Replacement Cost      Replacement Cost   Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)        of Energy         Cost of Energy
        ----            ------------       -----------------        ---------         --------------
                                                                                       (A x B) + C

         1                    0                      na             $  0.00                  0.00

         2                    0                      na                0.00                  0.00

         3                   60                   40.00              200.00              2,600.00

         4                   60                   55.00              100.00              3,400.00

         5                   10                   48.00              200.00                680.00

         6                    0                      na                0.00                  0.00

         7                   20                   35.00              300.00              1,000.00

         8                    0                      na                0.00                  0.00

         9                    0                      na                0.00                  0.00

         10                   0                      na                0.00                  0.00
--------------------------------------------------------------------------------------------------
                             150                                                      $  7,680.00

E.     Gross Replacement Cost of Energy                                               $  7,680.00

F.     Theoretical Supplier's Invoice Amount for Expected Performance                 $282,769.50

G.     Actual Supplier's Invoice Amount                                                276,372.00
                                                                                      ------------

** Less Than

                                   EXHIBIT D

                                 CLARK BUNDLE

                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS



H.     Avoided Payment to Supplier                                   (F - G)              $6,397.50

I.      Invoiced Replacement Cost - Energy                           (E ** H)             $1,282.50

MONTH 3 - ENERGY
----------------

                              A                   B *                  C *                  D

      Dispatch           Replacement       Replacement Cost      Replacement Cost   Gross Replacement
        Hour            Energy (MWh)       of Energy ($/MWh)        of Energy         Cost of Energy
        ----            ------------       -----------------        ---------         --------------
                                                                                       (A x B) + C

         1                    0                      na              $  0.00                  0.00

         2                    0                      na                 0.00                  0.00

         3                   60                   27.00               100.00              1,720.00

         4                   60                   22.00                50.00              1,370.00

         5                   10                   22.00                 0.00                220.00

         6                    0                      na                 0.00                  0.00

         7                   20                   22.00                50.00                490.00

         8                    0                      na                 0.00                  0.00

         9                    0                      na                 0.00                  0.00

         10                   0                      na                 0.00                  0.00
---------------------------------------------------------------------------------------------------
                             150                                                       $  3,800.00



E.     Gross Replacement Cost of Energy                                                $  3,800.00

F.     Theoretical Supplier's Invoice Amount for Expected Performance                  $150,965.10

G.     Actual Supplier's Invoice Amount                                                 147,549.60
                                                                                       ------------
H.     Avoided Payment to Supplier                              (F - G)                $  3,415.50

I.     Invoiced Replacement Cost - Energy                       (E *** H)              $    384.50

For the purposes of this example, the portions of the monthly invoices attributable to Ancillary Services for the second and third months were assumed to be the same as the corresponding portions for the first month.

**  Less Than
*** Greater Than

                                   EXHIBIT E
                                 CLARK BUNDLE
                           YEAR END TRUE-UP INVOICE



       A        Price Ceiling of Energy                           $42.65  /MWh

       B        Price Floor of Energy                             $22.77  /MWh



EXAMPLE 1
---------

                       C                 D                    E                   F                       G

                   Delivered       Market Price x      Price Ceiling x      Price Floor x        Supplier's Invoiced
     Month       Energy (MWh)     Delivered Energy    Delivered Energy     Delivered Energy         Amount - Energy
     -----       ------------     ----------------    ----------------     ----------------         ---------------
                                                           (A x C)             (B x C)
       1             6,480         $  196,935.00        $  276,372.00      $  147,549.60            $  196,935.00
       2             6,480            285,465.00           276,372.00         147,549.60               276,372.00
       3             6,480            117,210.00           276,372.00         147,549.60               147,549.60
       4             6,870            329,760.00           293,005.50         156,429.90               293,005.50
       5             6,870            302,280.00           293,005.50         156,429.90               293,005.50
       6             6,670            293,480.00           284,475.50         151,875.90               284,475.50
       7             6,870            316,020.00           293,005.50         156,429.90               293,005.50
       8             6,870            322,890.00           293,005.50         156,429.90               293,005.50
       9             6,330            303,840.00           269,974.50         144,134.10               269,974.50
      10             6,870            309,150.00           293,005.50         156,429.90               293,005.50
      11             6,870            370,980.00           293,005.50         156,429.90               293,005.50
      12             6,570            321,930.00           280,210.50         149,598.90               280,210.50
------------------------------------------------------------------------------------------------------------------
     Total          80,230         $3,469,940.00        $3,421,809.50      $1,826,837.10            $3,213,550.10


(Total of Column D) GREATER THAN  (Total of Column E) therefore Annual True-up calculated under Section 7.5.1(a)
----------------------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                  (Total E - Total G)          $208,259.40

I.    Average Cost of Delivered Energy after True-up ($/MWh)             (Total E / Total C)               $42.65

                       J                 K                    L                   M                         N

                  Replacement    Replacement Energy   Gross Replacement  Adjusted Replacement      Invoiced Replacement
     Month       Energy (MWh)      x Average Cost      Cost of Energy       Cost of Energy            Cost of Energy
     -----       ------------      --------------      --------------       --------------            --------------
                                       (I x J)
       1              150                                $ 4,900.00                                     $    0.00

       2              150                                  7,680.00                                      1,282.50

       3              150                                  3,800.00                                        384.50

       4                0                                      0.00                                          0.00

       5                0                                      0.00                                          0.00

       6                0                                      0.00                                          0.00

       7                0                                      0.00                                          0.00

       8                0                                      0.00                                          0.00

       9                0                                      0.00                                          0.00

      10                0                                      0.00                                          0.00

      11                0                                      0.00                                          0.00

      12                0                                      0.00                                          0.00
------------------------------------------------------------------------------------------------------------------
     Total            450            $19,192.50          $16,380.00               $0.00               $  1,667.00

O.    Annual True-up - Replacement Costs                                 (Total N - Total M)          $  1,667.00

                                   EXHIBIT E
                                 CLARK BUNDLE
                           YEAR END TRUE-UP INVOICE

Total Annual True-up *                                                         (H + O)            $209,926.40
===================================================================================================================

EXAMPLE 2
---------
                       C                 D                    E                   F                    G

                   Delivered       Market Price x      Price Ceiling x      Price Floor x     Supplier's Invoiced
     Month       Energy (MWh)     Delivered Energy    Delivered Energy     Delivered Energy     Amount - Energy
     -----       ------------     ----------------    ----------------     ----------------     ---------------
                                                           (A x C)             (B x C)
       1             6,480        $  196,935.00       $  276,372.00        $  147,549.60        $  196,935.00

       2             6,480           285,465.00          276,372.00           147,549.60           276,372.00

       3             6,480           117,210.00          276,372.00           147,549.60           147,549.60

       4             6,870           261,060.00          293,005.50           156,429.90           261,060.00

       5             6,870           254,190.00          293,005.50           156,429.90           254,190.00

       6             6,670           226,780.00          284,475.50           151,875.90           226,780.00

       7             6,870           329,760.00          293,005.50           156,429.90           293,005.50

       8             6,870           233,580.00          293,005.50           156,429.90           233,580.00

       9             6,330           240,540.00          269,974.50           144,134.10           240,540.00

      10             6,870           240,450.00          293,005.50           156,429.90           240,450.00

      11             6,870           302,280.00          293,005.50           156,429.90           293,005.50

      12             6,570           256,230.00          280,210.50           149,598.90           256,230.00
--------------------------------------------------------------------------------------------------------------
     Total          80,230        $2,944,480.00       $3,421,809.50        $1,826,837.10        $2,919,697.60

(Total of Column E) GREATER THAN (Total of Column D) therefore Annual True-up calculated under Section 7.5.1(b)
--------------------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                  (Total D - Total G)    $   24,782.40

I.    Average Cost of Delivered Energy after True-up ($/MWh)             (Total D / Total C)    $       36.70

                       J                 K                    L                   M                    N

                  Replacement    Replacement Energy   Gross Replacement  Adjusted Replacement      Invoiced Replacement
     Month       Energy (MWh)      x Average Cost      Cost of Energy       Cost of Energy            Cost of Energy
     -----       ------------      --------------      --------------       --------------            --------------
                                      (I x J)
       1              150                                $ 4,900.00                                    $     0.00

       2              150                                  7,680.00                                      1,282.50

       3              150                                  3,800.00                                        384.50

       4                0                                      0.00                                          0.00

       5                0                                      0.00                                          0.00

       6                0                                      0.00                                          0.00

       7                0                                      0.00                                          0.00

       8                0                                      0.00                                          0.00

       9                0                                      0.00                                          0.00

      10                0                                      0.00                                          0.00

      11                0                                      0.00                                          0.00

      12                0                                      0.00                                          0.00
------------------------------------------------------------------------------------------------------------------
     Total            450            $16,515.22          $16,380.00             $0.00                  $ 1,667.00


O.    Annual True-up - Replacement Costs                                 (Total N - Total M)           $ 1,667.00


Total Annual True-up *                                                         (H + O)                 $26,449.40
===================================================================================================================

                                   EXHIBIT E

                                 CLARK BUNDLE

                           YEAR END TRUE-UP INVOICE

EXAMPLE 3
---------
                       C                 D                    E                   F                    G
                   Delivered       Market Price x      Price Ceiling x      Price Floor x        Supplier's Invoiced
     Month       Energy (MWh)     Delivered Energy    Delivered Energy     Delivered Energy        Amount - Energy
     -----       ------------     ----------------    ----------------     ---------------         ---------------
                                                           (A x C)             (B x C)
       1             6,480         $  196,935.00        $  276,372.00        $  147,549.60          $  196,935.00
       2             6,480            285,465.00           276,372.00           147,549.60             276,372.00
       3             6,480            117,210.00           276,372.00           147,549.60             147,549.60
       4             6,870            219,840.00           293,005.50           156,429.90             219,840.00
       5             6,870            206,100.00           293,005.50           156,429.90             206,100.00
       6             6,670            186,760.00           284,475.50           151,875.90             186,760.00
       7             6,870            178,620.00           293,005.50           156,429.90             178,620.00
       8             6,870            185,490.00           293,005.50           156,429.90             185,490.00
       9             6,330            158,250.00           269,974.50           144,134.10             158,250.00
      10             6,870            171,750.00           293,005.50           156,429.90             171,750.00
      11             6,870            144,270.00           293,005.50           156,429.90             156,429.90
      12             6,570            144,540.00           280,210.50           149,598.90             149,598.90
-----------------------------------------------------------------------------------------------------------------
     Total          80,230         $2,195,230.00        $3,421,809.50        $1,826,837.10          $2,233,695.40

(Total of Column E) > (Total of Column D) therefore Annual True-up calculated under Section 7.5.1(b)
----------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                  (Total D - Total G)        $  (38,465.40)

I.    Average Cost of Delivered Energy after True-up ($/MWh)             (Total D / Total C)        $       27.36

                       J                 K                    L                   M                         N
                  Replacement    Replacement Energy   Gross Replacement  Adjusted Replacement      Invoiced Replacement
     Month       Energy (MWh)      x Average Cost      Cost of Energy       Cost of Energy            Cost of Energy
     -----       ------------      --------------      --------------       --------------            --------------
                                      (I x J)
       1              150                              $  4,900.00                                   $       0.00
       2              150                                 7,680.00                                       1,282.50
       3              150                                 3,800.00                                         384.50
       4                0                                     0.00                                           0.00
       5                0                                     0.00                                           0.00
       6                0                                     0.00                                           0.00
       7                0                                     0.00                                           0.00
       8                0                                     0.00                                           0.00
       9                0                                     0.00                                           0.00
      10                0                                     0.00                                           0.00
      11                0                                     0.00                                           0.00
      12                0                                     0.00                                           0.00
------------------------------------------------------------------------------------------------------------------
     Total            450           $ 12,312.77        $ 16,380.00                 $ 4,067.23        $   1,667.00


O.    Annual True-up - Replacement Costs                                 (Total N - Total M)         $  (2,400.23)

                                   EXHIBIT E

                                 CLARK BUNDLE

                           YEAR END TRUE-UP INVOICE

Total Annual True-up *                             (H + O)       $   (40,865.63)
================================================================================

EXAMPLE 4
---------

                       C                 D                    E                   F                    G
                   Delivered       Market Price x      Price Ceiling x      Price Floor x     Supplier's Invoiced
     Month        Energy (MWh)    Delivered Energy    Delivered Energy     Delivered Energy     Amount - Energy
     -----        ------------    ----------------    ----------------     ----------------     ---------------
                                                           (A x C)             (B x C)
       1             6,480         $   196,935.00      $   276,372.00       $   147,549.60      $   196,935.00
       2             6,480             285,465.00          276,372.00           147,549.60          276,372.00
       3             6,480             117,210.00          276,372.00           147,549.60          147,549.60
       4             6,870             151,140.00          293,005.50           156,429.90          156,429.90
       5             6,870             116,790.00          293,005.50           156,429.90          156,429.90
       6             6,670             153,410.00          284,475.50           151,875.90          153,410.00
       7             6,870             158,010.00          293,005.50           156,429.90          158,010.00
       8             6,870              96,180.00          293,005.50           156,429.90          156,429.90
       9             6,330             113,940.00          269,974.50           144,134.10          144,134.10
      10             6,870             130,530.00          293,005.50           156,429.90          156,429.90
      11             6,870              82,440.00          293,005.50           156,429.90          156,429.90
      12             6,570             124,830.00          280,210.50           149,598.90          149,598.90
---------------------------------------------------------------------------------------------------------------
     Total          80,230         $ 1,726,880.00      $ 3,421,809.50       $ 1,826,837.10      $ 2,008,159.10

(Total of Column E) > (Total of Column D) therefore Annual True-up calculated under Section 7.5.1(b)
----------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                  (Total F - Total G)    $  (181,322.00)

I.    Average Cost of Delivered Energy after True-up ($/MWh)             (Total F / Total C)    $        22.77

                       J                 K                    L                    M                      N
                  Replacement    Replacement Energy   Gross Replacement   Adjusted Replacement   Invoiced Replacement
     Month        Energy (MWh)      x Average Cost      Cost of Energy       Cost of Energy          Cost of Energy
     -----        ------------      --------------      --------------       --------------          --------------
                                        (I x J)
       1              150                              $  4,900.00                                  $        0.00
       2              150                                 7,680.00                                       1,282.50
       3              150                                 3,800.00                                         384.50
       4                0                                     0.00                                           0.00
       5                0                                     0.00                                           0.00
       6                0                                     0.00                                           0.00
       7                0                                     0.00                                           0.00
       8                0                                     0.00                                           0.00
       9                0                                     0.00                                           0.00
      10                0                                     0.00                                           0.00
      11                0                                     0.00                                           0.00
      12                0                                     0.00                                           0.00
-------------------------------------------------------------------------------------------------------------------
     Total            450           $ 10,246.50        $ 16,380.00                 $ 6,133.50       $    1,667.00

O.    Annual True-up - Replacement Costs                                 (Total N - Total M)        $   (4,466.50)
===================================================================================================================

                                   EXHIBIT E

                                 CLARK BUNDLE

                           YEAR END TRUE-UP INVOICE


Total Annual True-up *                      (H + O)           $    (185,788.50)
================================================================================


* Positive Total Annual True-up is indicative of a payment form Buyer to Supplier; Negative Total Annual True-up is indicative of a payment form Supplier to Buyer.

                                   EXHIBIT F
                   NOTICES, BILLING AND PAYMENT INSTRUCTIONS


Supplier:
--------

a)  Agreement Notices:          Name and Address:______________________
    ------------------          Phone:_________________________________
                                Fax:___________________________________

b)  Payment Check:              Name and Address:______________________
    --------------

c)  Payment Wire Transfer:      Bank:__________________________________
    ----------------------      ABA#:__________________________________
                                For: Supplier's Name __________________
                                Account No: ___________________________
                                For:___________________________________

d)  Invoices:                   Name and Address:______________________
    ---------                   Phone:_________________________________
                                Fax:___________________________________

e)  Operating Notifications:
    ------------------------
    i)   (Management, if required)

    ii)  Pre-Schedule:          Phone:_________________________________
                                Fax:___________________________________

    iii) Real Time:             Phone:_________________________________
                                Fax:___________________________________

    iv)  Monthly Checkout       Phone:_________________________________
         Person:                Fax:___________________________________

Buyer:

a) Agreement Notices:
   -----------------
        Address:  Gary Craythorn
                  Manager, Resource Contracts
                  Nevada Power Company
                  6226 West Sahara Avenue, M/S 26A
                  Las Vegas, Nevada 89146
        Phone:    702/367-5425
        Fax:      702/227-2455
        E-mail:   gcraythorn@nevp.com

b) Invoices:
   --------
    US Post Office: (Via Certified Mail)    Overnight Delivery
    --------------                          ------------------
    Address:   Nevada Power Company         Address:   Nevada Power Company
               Attn: Kathy Crews                       Attn: Kathy Crews
               P.O. Box 230, M/S 20                    6226 West Sahara Ave., M/S 20
               Las Vegas, Nevada 89151                 Las Vegas, Nevada 89146
    Telephone: 702/227-2476
    Fax: 702/367-5096
    E-mail: kcrews@nevp.com

c) Schedules:
    i) Pre-Schedule:        Primary Name:   Rick Engebretson     Phone: 702/862-7195
                                                                 E-mail: rengebretson@nevp.com
                        Alternate Name:     Tim Schuster         Phone: 702/862-7194
                                                                 E-mail: tschuster@nevp.com
                                                                 Fax: 702/227-2404
   ii) Real Time:                                                Phone: 702/862-7106
                                                                 Fax: 702/227-2404
  iii) Monthly Checkout:                 Kathy Crews             Phone:702/227-2476
                                                                 Fax:702/367-5096
                                                                 E-mail:kcrews@nevp.com
d) Control Area/Transmission:
    i) Reliability Dispatch:       Phone: (702) 451-2026
                                   Fax: (702) 862-7113
   ii) Transmission Dispatch:      Phone: (702) 451-8346
                                   Fax: (702) 862-7113

                                    EXHIBIT G

                          FORM OF AVAILABILITY NOTICE*

Date of Notice:

Time of Notice:

Supplier:

Name of Supplier's Representative:

Buyer:

Asset Bundle:

Availability Dates (96 hours total):

                          A                   B                C             D                E              F             G
Availability  Hour   Available from   Total Derating of    Permitted    Asset Bundle    Available    Total Derating  Permitted
  Date       Ending   Valmy   Unit     Valmy Unit (MW)    Derating       Capacity of    from Valmy   of    Valmy     Derating of
  ----       ------           ----     --------------     Unit 1 (MW)    Unit 1 (MW)     Unit 2 (MW)   Unit 2 (MW)     Unit 2 (MW)
                      1 (MW)                              -----------    -----------     ----------    -----------     -----------
                      -----

                     (A ** or = ____) (___ - A)         (C) ** or = B)    (A - C)    (E ** or = ___) (___ - E)      (B ** or = F)

              0600

              0700

              0800

              0900

              1000

              1100

              1200

              1300

              1400

              1500

              1600

              1700

              1800

              1900

              2000

              2100

              2200

              2300

              2400

              0100

              0200

              0300

              0400

              0500

              0600

              0700

               :

         (96 hours total)

               :

              300

              400

              500


                             H              I**                     J

                         Asset bundle    Alternative    Cause and Expected Duration of
Availability  Hour         Capacity of     Point(s) of    Deratings and Identification
   Date      Ending       Unit 2 (MW)       Delivery       Permitted Deratings
   ----      ------        ----------       -------        -------------------
                             (G - E)

              0600

              0700

              0800

              0900

              1000

              1100

              1200

              1300

              1400

              1500

              1600

              1700

              1800

              1900

              2000

              2100

              2200

              2300

              2400

              0100

              0200

              0300

              0400

              0500

              0600

              0700

               :

         (96 hours total)

               :

              300

              400

              500

* The Parties' operational personnel shall develop a similar form for the other generating units in the bundle.

** The Parties' operational personnel shall develop the necessary procedure to document requests and responses to utilize Alternative Point(s) of Delivery.

                                   EXHIBIT H

                               FORM OF GUARANTEE

     This Guarantee is entered into as of November 16, 2000 by NRG Energy, Inc., a Delaware corporation, and Dynegy Holdings Inc., a Delaware corporation (each, a "Guarantor"), on behalf of Clark Gardner Power LLC, a Delaware limited liability company ("Supplier"), in favor of and for the benefit of Nevada Power Company, a Nevada corporation ("NPC"). NPC is sometimes referred to herein as "Beneficiary".

     WHEREAS, Supplier and NPC are entering into a Transitional Power Purchase Agreement dated as of November 16, 2000 (the "TPPA") by which Supplier has agreed to sell and NPC has agreed to buy Energy and Ancillary Services (as defined in the TPPA) produced by the Clark generating station being sold by NPC; and

     WHEREAS, it is a condition to the obligation of NPC to enter into the TPPA for Guarantor to guarantee the Supplier's obligations under the TPPA in an amount not to exceed the Credit Amount (as defined in the TPPA) (the "Guarantied Obligations").

     1. Guarantee. Each Guarantor jointly and severally, and irrevocably and unconditionally, guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (including amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)).

     In the event that all or any portion of the Guarantied Obligations is paid by Supplier, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations (to the extent such payments, in the aggregate, do not exceed the Credit Amount).

     Subject to the other provisions of this Section 1, upon failure of Supplier to pay any of the Guarantied Obligations when and as the same shall become due, the Guarantors will upon demand pay, or cause to be paid, in cash, to NPC, an amount equal to the aggregate of the unpaid Guarantied Obligations to the extent due. In the event the Guarantors fail to pay the Guarantied Obligations, each and every default in the payment shall give rise to a separate cause of action and separate causes of action may be brought hereunder as each such cause of action arises. In no event shall the amount recoverable hereunder by Beneficiary from the Guarantors, singly or jointly, ever exceed the Credit Amount (as defined in the TPPA).

     2. Expenses. Each Guarantor agrees to reimburse NPC for all reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any default by such Guarantor hereunder and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings of or involving the Guarantor, judicial or regulatory proceedings of or involving the Guarantor and workout, restructuring or other negotiations or proceedings of or involving the Guarantor (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 2.

     3. Guarantee Absolute; Continuing Guarantee. The obligations of each Guarantor hereunder are joint and several, irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantors agree that: (a) this Guarantee is a guarantee of payment when due and not of collectibility; (b) the obligations of each Guarantor hereunder are independent of the obligations of Supplier under the TPPA and a separate action or actions may be brought and prosecuted against either Guarantor whether or not any action is brought against the Supplier and whether or not the Supplier is joined in any such action or actions; and (c) either Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge the Guarantors' liability for any portion of the Guarantied Obligations that has not been paid. This Guarantee is a continuing guarantee and shall be binding upon the Guarantors and its successors and assigns.

     4. Actions by Beneficiary. The Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guarantee or giving rise to any limitation, impairment or discharge of the Guarantors' liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guarantee or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security hereafter held by or for the benefit of the Beneficiary in respect of this Guarantee or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Beneficiary may have against any such security, and (f) exercise any other rights available to NPC under the TPPA.

     5. No Discharge. This Guarantee and the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guarantee of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of any other guarantee or security for the Guarantied Obligations,
(c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even if the Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations,
(e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which the Supplier may assert against the Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction (other than the right to set off or recoup overdue undisputed payments due from Beneficiary under the TPPA), and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of either Guarantor as an obligor in respect of the Guarantied Obligations.

     6. Waivers for the Benefit of Beneficiary. Each Guarantor waives, for the benefit of Beneficiary, until the Guarantied Obligations are paid in full: (a) any right to require the Beneficiary, as a condition of payment or performance by the Guarantors, to (i) proceed against the Supplier, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from the Supplier, any other guarantor of the Guarantied Obligations or any other Person, or (iii) pursue any other remedy in the power of the Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Supplier including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Supplier from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guarantee and any legal or equitable discharge of Guarantors' obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantors' liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Beneficiary protect, secure, perfect or insure any lien on any property subject thereto; (e) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guarantee; and (f) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guarantee.

     7. Waiver of Rights Against Supplier. Until the Guarantied Obligations are paid in full, each Guarantor waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Supplier or any of its assets in connection with this Guarantee or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Supplier, (b) any right to enforce, or to participate in, any claim, right or remedy that the Beneficiary now has or may hereafter have against the Supplier, and (c) any benefit of, and any right to participate in, any collateral or security hereafter held by the Beneficiary. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement and indemnification as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Supplier or against any collateral or security shall be junior and subordinate to any rights the Beneficiary may have against Supplier, to all right, title and interest the Beneficiary may have in any such collateral or security, and to any right the Beneficiary may have against such other guarantor.

     8. Representations and Warranties of Guarantor. Each Guarantor represents and warrants to NPC as follows:

     (a) it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Such Guarantor has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     (b) it has the corporate power and authority to execute and deliver this Guarantee and to consummate the transactions contemplated hereby. The execution and delivery of this Guarantee and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of such Guarantor, and no other corporate proceedings on the part of such Guarantor, including the approval of its shareholders, are necessary to authorize this Guarantee or to consummate the transactions so contemplated. This Guarantee has been duly and validly executed and delivered by such Guarantor and constitutes a valid and binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms.

     (c) There are no legal or arbitral proceedings by or before any governmental or regulatory authority or agency, now pending or (to such Guarantor's knowledge) threatened against such Guarantor or its subsidiaries that could reasonably be expected to have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of it and its subsidiaries, except as set forth in periodic filings by such Guarantor with the Securities and Exchange Commission.

     (d) The representations and warranties made herein will remain true until such Guarantor has fulfilled its obligations to pay in full the Guaranteed Obligations.

     9. Set Off. In addition to any other rights the Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by either Guarantor to the Beneficiary under this Guarantee, the Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any indebtedness of the Beneficiary owing to such Guarantor and any other property of such

Guarantor held by the Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to the Beneficiary under this Guarantee.

     10. Disputes. Any action, claim or dispute arising out of or relating to this Guarantee (any such action, claim or dispute, a "Dispute") shall be submitted in writing to the other Party. In the event the Guarantors and NPC are unable to resolve the Dispute satisfactorily within thirty (30) days from the receipt of notice of the Dispute, either the Guarantors or NPC may initiate arbitration through the serving and filing of a demand for arbitration. The Guarantors and NPC expressly agree that such arbitration shall be the exclusive means to further resolve any Dispute and hereby irrevocably waive their right to a jury trial with respect to any Dispute, provided that at any time a request made for provisional remedies requesting preservation of respective rights and obligations under the Guarantee may be resolved by a court of law located in the County of the principal place of business of NPC. Arbitration shall be conducted in accordance with Sections 13.4, 13.5, 13.6, 13.7, and 13.8 of the TPPA.

     11. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guarantee, and no consent to any departure by either Guarantor therefrom, shall in any event be effective without the written concurrence of NPC and, in the case of any such amendment or modification, either Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     12. Miscellaneous. It is not necessary for Beneficiary to inquire into the capacity or powers of either Guarantor or Supplier or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     The rights, powers and remedies given to Beneficiary by this Guarantee are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiary by virtue of any statute or rule of law or in the TPPA. Any forbearance or failure to exercise, and any delay by Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     In case any provision in or obligation under this Guarantee shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     This Guarantee shall inure to the benefit of Beneficiary and its respective successors and assigns.

     13. Notices. All notices, requests, demands, waivers, consents and other communications hereunder shall be in writing, shall be delivered either in person, by telegraphic, facsimile or other electronic means, by overnight air courier or by mail, and shall be deemed to have been duly given and to have become effective (a) upon receipt if delivered in person or by telegraphic, facsimile or other electronic means, (b) one (1) business day after having been delivered to an air courier for overnight delivery or (c) three (3) business days after having been deposited in the U.S. mails as certified or registered mail, return receipt requested, all fees prepaid, directed to the parties at the following addresses:

     If to Guarantors, addressed to:  David Lloyd, Esq.
                                      NRG Energy, Inc.
                                      Symphony Towers
                                      Suite 2740
                                      750 "B" Street
                                      San Diego, CA 92101-8129
                                      Facsimile: (619) 615-7663

                                      Alisa B. Johnson, Esq.
                                      Dynegy Holdings Inc.
                                      1000 Louisiana Street, Suite 5800
                                      Houston, TX 77002
                                      Facsimile:(713) 767-8508

             with copies to:          William H. Holmes, Esq.
                                      Stoel Rives LLP
                                      900 SW Fifth Avenue
                                      Suite 2300
                                      Portland, OR 97204-1268
                                      Facsimile: 503-220-2480

        If to NPC, addressed to:      William E. Peterson
                                      Nevada Power Company
                                      6100 Neil Road
                                      Reno, Nevada 89511
                                      Facsimile: (775) 834-5959

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officers thereunto duly authorized as of the date first written above.

NRG ENERGY, INC.                               DYNEGY HOLDINGS INC.

________________________________        __________________________________
By:    Craig A. Mataczynski             By:    __________________
Title: President                        Title: __________________
Address: 901 Marquette Ave., Suite 2300 Address: 1000 Louisiana St., Suite 5800
         Minneapolis, MN 55402                   Houston, TX 77002

                                   EXHIBIT I
                           COMPANY OBSERVED HOLIDAYS


         New Year's Day                       January 1/st/
         Martin Luther King's Day             Third Monday in January
         President's Day                      Third Monday in February
         Memorial Day (observed)              Last Monday in May
         Independence Day                     July 4/th/
         Labor Day                            First Monday in September
         Veteran's Day                        November 11/th/
         Thanksgiving Day                     Fourth Thursday in November
         Thanksgiving Friday                  Friday after Thanksgiving
         Christmas Eve                        December 24/th/
         Christmas Day                        December 25/th/


Holidays falling on Saturday will be observed on the preceding Friday and those falling on Sunday will be observed on the following Monday.

                                   EXHIBIT J

                                 CLARK BUNDLE

                          ADJUSTMENTS TO TPPA AMOUNT

                              Monthly                                             Monthly
              Month          Adjustment                       Month              Adjustment
            ----------------------------                    ---------------------------------
                Mar-01              2.9%                        Mar-02                   2.3%
                Apr-01              3.3%                        Apr-02                   2.8%
                May-01              4.3%                        May-02                   3.6%
                Jun-01              5.1%                        Jun-02                   4.2%
                Jul-01             11.7%                        Jul-02                   9.5%
                Aug-01             11.5%                        Aug-02                   8.4%
                Sep-01              9.0%                        Sep-02                   6.6%
                Oct-01              3.2%                        Oct-02                   2.5%
                Nov-01              2.9%                        Nov-02                   2.1%
                Dec-01              3.3%                        Dec-02                   2.4%
                Jan-02              2.5%                        Jan-03                   2.2%
                Feb-02              2.1%                        Feb-03                   2.1%

    Example 1 - Effective Date of Agreement is April 15, 2001
    ---------------------------------------------------------

    A.    TPPA Amount:                              $15,000,000

                             B                    C                   D
                          Monthly             Applicable          Applicable
         Month          Adjustment            Portion *           Adjustment
    ------------------------------------------------------------------------
                                                                   (B x C)
              Apr-01              3.3%                    50.0%         1.7%
              May-01              4.3%                   100.0%         4.3%
    ------------------------------------------------------------------------
         Total                                                          6.0%

    E.  Total of Monthly Applicable Adjustments                                                   6.0%
    F   Adjusted TPPA Amount                                      (A x (1+D))             $15,900,000
    =================================================================================================

    Example 2 - Effective Date of Agreement is September 15, 2001
    -------------------------------------------------------------

    G.    TPPA Amount:                              $15,000,000

                             H                    I                   J
                          Monthly             Applicable          Applicable
         Month          Adjustment            Portion *           Adjustment
    ------------------------------------------------------------------------

                                   EXHIBIT J

                                 CLARK BUNDLE

                          ADJUSTMENTS TO TPPA AMOUNT

                                                                   (H x I)
              Jun-01              5.1%                   100.0%           5.1%

              Jul-01             11.7%                   100.0%          11.7%

              Aug-01             11.5%                   100.0%          11.5%

              Sep-01              9.0%                    50.0%           4.5%
    -------------------------------------------------------------------------
         Total                                                           32.8%


    K.  Total of Monthly Applicable Adjustments                                                         32.8%

    L   Adjusted TPPA Amount                                     (G x (1-K))                     $10,080,000
    ========================================================================================================

    Example 3 - Termination Date of December 31, 2002
    -------------------------------------------------

    M.    TPPA Amount:                              $15,000,000

                             N                    O                   P
                          Monthly             Applicable          Applicable
         Month          Adjustment            Portion **          Adjustment
    ----------------------------------------------------------------------------
                                                                  (N x O)
              Jan-03              2.2%                   100.0%           2.2%
              Feb-03              2.1%                   100.0%           2.1%
    ----------------------------------------------------------------------------
         Total                                                            4.3%

    Q.  Total of Monthly Applicable Adjustments                                                          4.3%
    R   Payment Amount                                             (M x Q)                          $645,000
    ========================================================================================================

    * The applicable portion of the month is the number of days in the month during which deliveries of energy from Supplier to Buyer were made divided by the number of days in the month.

    ** The applicable portion of the month is the number of days in the month during which deliveries of energy from Supplier to Buyer would have been made divided by the number of days in the month.

                                   EXHIBIT K
                                 CLARK BUNDLE
                      ADJUSTMENTS TO MINIMUM ANNUAL TAKE

        A                   B                  C                D                  E                F
                       Base Number        Base Energy       Sales per       Current Number   Adjusted Energy
     Class *           of Customers       Sales (MWh)     Customer (MWh)     of Customers      Sales (MWh)
----------------------------------------------------------------------------------------------------------------------
                                                             (C / B)                            (D x E) **
Residential                      475,000      5,800,000            12           470,000           5,738,947
Commercial                        65,000      2,800,000            43            60,000           2,584,615
Industrial                         1,000      4,900,000                             800           3,600,000
Street Lighting                        5        130,000                               5             130,000
Other Retail                          50        600,000                              50             600,000
Wholesale                              5        850,000                               5             850,000
--------------------------------------------------------------------------------------------------------------------
                                 541,060     15,080,000                         530,860          13,503,563

G.  Adjustment to Minimum Annual Take                                      (F / C)                    89.55%
H.  Minimum Annual Take from Exhibit A (MWh)                                                         40,000
I.  Revised Minimum Annual Take (MWh)                                      (G x H)                   35,820

        J                   K
  Month During       Applicable Min.
  Contract Year     Annual Take (MWh)
-----------------------------------------
        1                        40,000
        2                        40,000
        3                        40,000
        4                        40,000
        5                        35,820
        6                        35,820
        7                        35,820
        8                        34,000
        9                        34,000
       10                        32,000
       11                        32,000
       12                        32,000
-----------------------------------------
      Total                     431,460

L.  Minimum Take for Contract Year (MWh)                             (Total of K / 12)           35,955

*       As reported on Buyer's FERC Form 1
** Adjusted Energy Sales for the remaining Industrial, Street Lighting, Other Retail, and Wholesale customers will be based upon actual sales during the base period.

                                    EXHIBIT L
                                  CLARK BUNDLE
                    ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE

    A              B                C                D               E *               F              G **
 Dispatch       Supply          Delivered        Permitted          Force         Replacement      Applicable
   Hour      Amount (MWh)     Energy (MWh)     Derating(MWh)     Majeure(MWh)     Energy(MWh)     Energy(MWh)
----------------------------------------------------------------------------------------------------------------
                                                                                                   (C+D+E+F)
         1           687             687                                                                687
         2           687             687                                                                687
         3           687             687                                                                687
         4           687             687                                                                687
         5           687             687                                                                687
         6           687             667                20                                              687
         7           687             667                20                                              687
         8           687             667                                                  20            687
         9           687             687                                                                687
        10           687             687                                                                687
        11           687             687                                                                687
        12           687             687                                                                687
        13           687               0                                687                             687
        14           687               0                                687                             687
        15           687               0                                687                             687
        16           687               0                                687                             687
        17           687             637                                                  30            667
        18           687             687                                                                687
        19           687             687                                                                687
        20           687             687                                                                687
        21           687             687                                                                687
        22           687             687                                                                687
        23           687             687                                                                687
        24           657             657                                                                657
        25           637             637                                                                637
        26           607             607                                                                607
        27           637             607                30                                              637
        28           657             657                                                                657
        29           687             687                                                                687
        30           687             687                                                                687
        31           687             687                                                                687
        32           687             687                                                                687
        33           687             687                                                                687
        34           687             687                                                                687
        35           687             687                                                                687
        36           687             687                                                                687
----------------------------------------------------------------------------------------------------------------

                                    EXHIBIT L
                                  CLARK BUNDLE
                    ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE

     total        24,492          21,604                70            2,748               50         24,472

* Includes energy excused because of Supplier's and Buyer's events of Force Majeure
**      G cannot be greater than B

                                      L-2